                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ] Preliminary proxy statement     [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                DSSI CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                DSSI CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transactions applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount previously paid:
           (2) Form, schedule or registration statement no.:
           (3) Filing party:
           (4) Date filed:

--------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                DSSI Corporation
                                  P.O. Box 1570
                             West Chester, PA 19380

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               February 17, 1998


To the shareholders of DSSI Corporation


         Notice is hereby given that a Special Meeting of Shareholders of DSSI Corporation (the "Company") will be held at the offices of Wachtel & Masyr, LLP, 110 East 59th Street, New York, New York, on Tuesday, February 17, 1998, at 2:00 o'clock in the afternoon for the following purposes:


         (1) To authorize the Company to enter the business of distributing sports equipment, which action will be effected through: (a) the sale of 10,000,000 shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), which shares will constitute a controlling interest in the Company, to Michael J. Blumenfeld at $.20 per share or an aggregate purchase price of $2,000,000 and (b) the sale by Mr. Blumenfeld to the Company, at cost, of the assets (including corporate name) of Collegiate Pacific Inc. f/k/a Nitro Sports Inc., which company is commencing engagement in the business of distributing sports equipment to the institutional markets.

         (2) To authorize the change of name of the Company from DSSI Corporation to Collegiate Pacific Inc., but only if the prior proposal is approved and the sale to Mr. Blumenfeld is consummated.

         Each shareholder of record at the close of business on Wednesday, December 10, 1997, is entitled to cast, in person by proxy, one vote for each share of the Common Stock held by such shareholder on such date.


                                        By order of the Board of Directors



                                        Patrick J. Brennan, CPA
                                        Secretary

Dated:  January 30, 1998

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YOUR PROXY IS IMPORTANT NO MATTER NOW MANY SHARES YOU OWN. PLEASE FILL-IN, DATE, SIGN AND MAIL IT TODAY IN THE ACCOMPANYING SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                                DSSI Corporation
                                  P.O. Box 1570
                             West Chester, PA 19380

               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

                        To be held on February 17, 1998


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DSSI Corporation (the "Company"), a Pennsylvania corporation which, pending the acquisition of a new business, uses the residence of its Chief Financial Officer as its principal office, the mailing address of which is P.O. Box 1570, West Chester, Pennsylvania 19380, for use at a Special Meeting of Shareholders to be held on Tuesday, February 17, 1998, or at any adjournment or adjournments thereof. Only shareholders of record at the close of business on Wednesday, December 10, 1997 (the "Record Date"), are entitled to vote at the meeting. Proxy material is first being mailed on or about Monday, February 2, 1998, to the Company's shareholders of record on the Record Date.


                                VOTING SECURITIES

         The voting securities at the meeting will consist of 4,446,017 shares of Common Stock, $0.01 par value (the "Common Stock"). Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such shareholder at the close of business on the Record Date.

         Shareholders who execute proxies retain the right to revoke them by notifying the Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy or by a letter to the Company, sent to the attention of the Secretary at the address of the Company's principal office set forth above in the introductory paragraph of this Proxy Statement or delivered at the Meeting, revoking the proxy. Unless so revoked, the shares represented by proxies solicited by the Board of Directors of the Company will be voted at the Meeting in accordance with the direction given therein. If no direction is given, a properly executed proxy will be voted in favor of the two proposals set forth in the Notice of Special Meeting to authorize the Company (1) to enter the new business of distributing sports equipment and (2) to change its name from DSSI Corporation to Collegiate Pacific Inc. The latter proposal, if approved by the shareholders, will be implemented only if the first proposal is approved and the sale of shares to Michael J. Blumenfeld as described in the succeeding paragraph is consummated and will be effected by the filing of a Certificate of Amendment to the Company's Articles of Incorporation.

         A majority of the votes cast at the Meeting shall be necessary to approve each of the proposals set forth in the Notice of Special Meeting to authorize (1) the Company to enter the business of distributing sports equipment, which action will be effected through (a) the sale of 10,000,000 shares of the Common Stock to Michael J. Blumenfeld at $.20 per share or an aggregate purchase price of $2,000,000, which shares will constitute a controlling interest in the Company, and (b) the sale by Mr. Blumenfeld to the Company, at his cost (estimated to be $400,000), of the assets (including cash advances and the corporate name) of Collegiate Pacific

Inc. f/k/a Nitro Sports Inc.; and (2) the change of the name of the Corporation from DSSI Corporation to Collegiate Pacific Inc. Abstentions and broker non-votes will be counted for the purpose of determining a quorum at the Meeting and will not be counted as a vote for or against the proposal. Simultaneously with the closing of the sale to Mr. Blumenfeld, two current directors of the Company (Jeff Davidowitz and John Pappajohn, their affiliates and designees and a non-affiliated 5% beneficial shareholder (James A. Gordon) will purchase an aggregate of 1,500,000 shares also at $.20 per share or an aggregate purchase price of $300,000. If the sale to Mr. Blumenfeld is consummated, he will have the right to designate a majority of the directors. See "Proposal One: To Enter a New Business -- Sale to Michael J. Blumenfeld." There is no affiliation between Mr. Blumenfeld and his affiliates, on the one hand, and the Company, its management and affiliates of both, on the other hand. As of the Record Date, Mr. Blumenfeld owned 49,100 shares of the Common Stock, all purchased subsequent to his entering into an agreement with the Company. See "Proposal One: To Enter A New Business-Sale to Michael J. Blumenfeld."


         A shareholder shall not have the right to receive payment for his, her or its shares of the Common Stock as a result of shareholder approval of either of the proposals. As indicated under "Securities Ownership of Certain Beneficial Owners and Management," the two directors of the Company, the father of one such director, a former director and a non-affiliated beneficial owner therein named may vote an aggregate of 2,722,820 shares of the Common Stock or 61.2% of the outstanding shares of the Common Stock as of the Record Date (without giving effect to any stock options or Common Stock purchase warrants held by them) and have committed themselves to vote for the two proposals. Assuming that these commitments are kept, the two proposals will be approved even if all of the other shareholders vote against such proposals. Under the Business Corporation Law of the Commonwealth of Pennsylvania (the "BCL"), no shareholders' approval is required as to either proposal. In addition, in the Company's Proxy Statement dated May 23, 1997 (the "Prior Proxy Statement") for the Annual Meeting of the Shareholders held on June 16, 1997, the Board committed itself that "any proposal for entering into new operations will be presented to the shareholders for approval at either an annual or special shareholders' meeting" and that, at the time the Company commences new operations, the "directors will consider a more desirable name relating to the type of business and submit the same to the shareholders for their approval." Section 5.01(g) of the Stock Purchase Agreement with Mr. Blumenfeld (see "Proposal One: To Enter A New Business Sale to Michael J. Blumenfeld") requires shareholder approval. Even though their votes may not change the outcome of the vote, the Board urges all shareholders to vote on the two proposals which are important to the future of the Company and recommends a vote in favor of both proposals for the reasons set forth in this Proxy Statement. Assuming that the two proposals submitted herewith are approved, all future proposals regarding the operations of the Company will be submitted for vote by the shareholders only as required by the BCL or other applicable law.

         The two current directors, the father of one such director and the non-affiliated beneficial owner referred to in the second preceding paragraph have an interest in the two proposals only to the extent that, if Mr. Blumenfeld consummates his purchase of the 10,000,000 shares of the Common Stock, each director and such beneficial owner, or the affiliates or designees thereof, will have the right, at the closing with respect to the sale to Mr. Blumenfeld, to purchase 500,000 shares of the Common Stock at $.20 per share. See "Proposal
One: To Enter A New Business-Sale to Others."

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information as of the Record Date with respect to (1) all persons who are known to the Company to own beneficially, or exercise voting or dispositive control over, 5% or more of the outstanding shares of the Common Stock, (2) each current and a former director,
(3) the former acting chief executive officer of the Company and the other executive officer of the Company whose compensation exceeded $100,000 during the fiscal year ended June 30, 1997 ("Fiscal 1997") and (4) all directors and officers as a group. Each beneficial owner, except James A. Gordon and William Davidowitz, has advised the Company that he has sole voting and investment power with respect to his shares except as to those shares still subject to exercise of a stock option or a Common Stock purchase warrant as to which there are no voting rights until the option or warrant is exercised. The information in the table as to each of Mr. Gordon and Mr. William Davidowitz was derived from a
Schedule 13D filed by him pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The table also sets forth the shares of the Common Stock to be owned, if (1) Michael J. Blumenfeld acquires the 10,000,000 shares after shareholder approval and (2) certain persons acquire up to 1,500,000 shares at the same closing for which they have subscribed, as if such shares were beneficially owned as of the Record Date. See the sections "Sale to Michael
J. Blumenfeld" and "Sale to Others" under the caption "Proposal One: To Enter A New Business."

                                               Before Transactions                         After Transactions
                                    --------------------------------------        -----------------------------------
                                    Number of Shares                              Number of Shares
Name and Address of                 of Common Stock           Percent of          of Common StockPercent of
Beneficial Owner                    Beneficially Owned        Class (1)           Beneficially Owned        Class (2)
---------------------               ------------------        ------------        ------------------        ---------
James A. Gordon                         785,093                 17.7%                 1,285,093                8.1%
Edgewater Private Equity
Fund L.P.
666 Grand Avenue, Suite 200
De Moines, IA  50309

John Pappajohn (3)                    1,436,408(4)              31.3%                 1,988,224(5)            12.1%
c/o Pappajohn Capital Resources
2116 Financial Center
Des Moines, IA  50309

Jeff Davidowitz (3)                     410,000(5)               9.2%                   610,000(7)             3.8%
c/o JIBS Equities
Line and Grove Streets
P.O. Box 87
Nanticoke, PA  18634

William Davidowitz                      260,000                  5.8%                   360,000(8)             2.3%
c/o JIBS Equities
Line and Grove Streets
P.O. Box 87
Nanticoke, PA  18634


Stephen C. Turner (9)                    26,000(6)              nil                      26,000              nil
c/o Oncor, Inc.
209 Perry Parkway
Gaithersburg, MD  20877
                                             Before Transactions                          After Transactions
                                    --------------------------------------        -----------------------------------
                                    Number of Shares                              Number of Shares
Name and Address of                 of Common Stock           Percent of          of Common StockPercent of
Beneficial Owner                    Beneficially Owned        Class (1)           Beneficially Owned        Class (2)
---------------------               ------------------        ------------        ------------------        ---------

Joseph R. Shaya (10)                    150,000(11)              3.3%                   150,000              nil
1951 Sage Drive
Golden, CO  80401

Patrick J. Brennan (12)                  50,000(13)              1.1%                    50,000              nil
1341 Greenhill Road
Westchester, PA  19380

Michael J. Blumenfeld                    49,100                  nil                 10,049,100(14)         63.0%
Collegiate Pacific, Inc.
13950 Sernlac Drive
Suite 200
Dallas, TX  75234

All Executive Officers and            1,896,408(15)             40.6%                 2,648,224(16)         16.4%
Directors as a Group (3
Persons)


----------------------

(1) The percentages are based upon 4,446,017 shares of the Common Stock being outstanding on the Record Date and, where appropriate, effect is given to the exercise of stock options or Common Stock purchase warrants as required by Rule 13d-3(d)(1)(i) under the Exchange Act.

(2) The percentages are based on 15,946,017 shares of the Common Stock being assumed to be outstanding on the Record Date as set forth in the introduction to this table and, where appropriate, effect is given to the exercise of stock options or Common Stock purchase warrants as required by Rule 13d-3(d)(1)(i). In addition, in Note (5) to the table, effect is given to anti-dilution provisions of the Common Stock purchase warrants as if the 11,250,000 shares had been issued.


(3)      A director of the Company.

(4) The shares reported in the table include an aggregate of 144,681 shares, after giving effect to anti-dilution provisions, issuable upon the exercise of Common Stock purchase warrants expiring February 17, 1998, March 11, 1998 and March 30, 1998 granted to Mr. Pappajohn in connection with a loan guaranty and pledge.


(5) The shares reported in the table include (a) 486,497 shares issuable upon the exercise of the Common Stock purchase warrants reported in Note (4) to this table and (b) 210,000 shares as to which Mr. Pappajohn has subscribed.


(6) The shares reported in the table reflect or include 25,000 shares issuable upon exercise of a stock option expiring August 9, 1999.


(7) The shares reported in the table include, in addition to those reported in Note (6) to this table, 200,000 shares as to which affiliates of Mr. Jeff Davidowitz have subscribed.

(8) The shares reported in the table include 100,000 shares as to which Mr. William Davidowitz has subscribed.


(9) Mr. Turner resigned as a director effective October 17, 1997 for personal reasons.

(10) Mr. Shaya served as a consultant to the Company from June 1, 1994 to June 27, 1997, during which period he served as the Acting President and Chief Executive Officer of the Company.

(11) The shares reported in the table reflect 125,000 shares issuable upon exercise of a stock option expiring August 9, 1999 and 25,000 shares issuable upon the exercise of an option expiring June 16, 2002.

(12) Mr. Brennan is the Vice President, Finance, the Secretary, the Chief Financial Officer and the Chief Accounting Officer of the Company.

(13) The shares reported in the table reflect 25,000 shares issuable upon the exercise of each of two stock options, one expiring August 9, 1999 and the other expiring June 16, 2002.

(14) The shares reported in the table include the 10,000,000 shares which Mr. Blumenfeld has agreed to purchase subject to shareholder approval.


(15) The shares reported in the table reflect those reported for a director elsewhere in the table (see the text relating to Notes (4) and (6)) and for the sole executive officer (see the text relating to Note (13) for Mr. Brennan). The shares reported in the table do not include those for each of Messrs. Turner and Shaya because he was not a director and an executive officer, respectively, on the Record Date.


(16)     The shares reported in the table include those reported in Notes (4),
         (5), (6), (7) and (15) to this table.

                      PROPOSAL ONE: TO ENTER A NEW BUSINESS

Background

         From August 1989 to June 16, 1997, the Company was engaged in the business of developing and marketing tests for cocaine, opiates (heroin, morphine and codeine), methamphetamine, THC (marijuana), barbiturates, PCP (phencyclidine), amphetamines and benzodiazepines using urine samples. As a result of the Company's net losses and negative cash flow from these operations and the Board's recognition that the Company had not been able to become a competitive force in the on-site drug testing industry because it is an emerging market requiring a significant amount of on-going resources, which the Company was unable to raise, while all of the industry competition were substantially better funded than the Company and thus able to invest more money and people in the process of getting products to market, the Company's Board of Directors initiated a search for a suitable strategic partner or a purchaser, which search, after a two-year period, culminated in a purchase and sale agreement dated March 17, 1997 (the "Sales Agreement") with Casco Standards, Inc. ("Casco"), a Wisconsin corporation with its principal offices at 500 Riverside Industrial Parkway, Portland, ME 04103-1418. Casco is a subsidiary of Erie Scientific, which is a subsidiary of Sybron International Corporation, a publicly traded company (NYSE: SYB). On June 16, 1997, after receiving shareholder approval at the Annual Meeting of Shareholders held on the same day, the Company sold the business and substantially all of its assets (other than cash and accounts receivable) to Casco for $1,950,000. In addition, the Company agreed to furnish to Casco a six-month supply of products for which Casco agreed to pay the Company's standard charges. Pursuant to the Sales Agreement, the Company paid $600,000 to AccuScreen Labs, Inc. ("AccuScreen") to terminate the Company's exclusive license and distributorship agreement with AccuScreen, which agreement Casco did not want to assume and for which termination Casco had increased the purchase price from $1,600,000 to $1,950,000.


         As a result of the sale to Casco, the Company became a shell corporation and, after the payment to AccuScreen, the payment of closing costs and the payment of some of the then existing liabilities, became a publicly held company with $305,559 in liabilities, a cash reserve of $801,979, subject to collection of accounts receivable (which, as indicated above, were not part of the assets sold to Casco and which were $4,411 (net a reserve of $50,000) as of September 30, 1997), the collection of the holdback of $160,000 as part of the Casco purchase and the incurrence of expenses relating to a company registered under Section12(g) of the Exchange Act, including completion of the audit for Fiscal 1997. From July 1, 1997 to September 30, 1997, the Company had collected $51,629 of the accounts receivable with $1,414 still to be collected. After the sale, the Board of Directors initiated a search for strategic opportunities so that the Company could enter a new business not related to drug testing. As previously reported in the Prior Proxy Statement, the directors were of the opinion that the shareholders would have a better opportunity to realize more though the Company entering a new business than by liquidating the Company (estimated then that the shareholders would receive $.23 per share on liquidation). The principal action which the directors took to ascertain the availability of possible new businesses, in addition to speaking to persons in the investment banking industry with whom they were previously familiar, was to place an advertisement in The Wall Street Journal, to which they received 1ten0 inquiries of interest. Four of the inquirers requested written information relating to the Company and they were mailed copies of the Company's'Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996, subsequent quarterly reports and the proxy statement relating to the asset sale to Casco. Three responded to such information by sending copies of their business plans to the Company, which were reviewed by the staff of John Pappajohn, a director of the Company who is engaged in venture capital and related investment activities. The examiner reviewed these business plans from the point of view of management experience, financial capability and the likelihood of the proposed business producing revenues and profits at an early date. The Board rejected two of these three submissions because they were likely to propose a highly leveraged offer and to give a lesser percentage of ownership to existing shareholders than the offer which was ultimately accepted and the business plans did not offer, in the reviewer's opinions, a reasonable expectation as to profitability within an acceptable (i.e., short-term) time frame, a criteria the Board deemed important in view of the past history of the Company. The remaining parties who had responded to the advertisement were interviewed by telephone and, because none requested additional data relating to the Company, furnished a business plan for the Company to review or made an offer to be considered, they were eliminated from consideration. Among those responding to the advertisement and who was active in making available information as to his business plans and who was the only one to make a specific offer to the Company was Michael J. Blumenfeld (see the succeeding section "Sale to Michael J. Blumenfeld").


         The Company's directors readily recognized that each of the prospective inquirers was only interested in the Company because it was a public company with no operations, with no indebtedness and its principal asset being cash. While this interest seemed the basis for placing some value on the public nature of the Company, the directors did not do so as a result of the fact that several of the prospective acquirers, even those dating back to the time of the Casco offer and subsequent sale, indicated that they had no interest in the Company because its Common Stock was neither a listed nor a Nasdaq SmallCap security. Because the Company was barred by its agreement with Casco from re-entering its former business of drug testing, the Company's tax loss carryforwards were not deemed significant to attract a potential acquirer. Accordingly, the Board decided to focus on what person or entity would seem to offer the best opportunity to obtain profitability at the earliest date and to make his, her or its own investment in the business. As indicated below, the Blumenfeld offer seemed to the directors to meet best such criteria.

         After the sale to Casco, Patrick J. Brennan, Vice President, Chief Financial Officer and Secretary of the Company, and John G. Connolly were employed full time until the audit for Fiscal 1997 was completed. All other employees were terminated. Mr. Brennan has continued to serve the Company on a part-time basis, with responsibility for all necessary filings under the federal securities laws and federal, state and local tax laws. The monthly costs for these services are approximately $3,500, which outlay is largely offset by interest income from the sale proceeds. In addition, the Company continues to incur stock transfer agent fees and expenses and has continued its directors' and officers' liability insurance, all other insurance coverages being terminated as a result of the sale of assets to Casco.

Sale to Michael J. Blumenfeld

         As a result of its search, the Board received an offer from Michael J. Blumenfeld to purchase 10,000,000 shares of the Common Stock at $.20 per share or an aggregate purchase price of $2,000,000. Mr. Blumenfeld was the founder, chief executive officer (serving as such for 25 years) and largest individual shareholder of Sport Supply Group, Inc. ("Sport Supply") (NYSE: GYM) until December 1996, at which time control of Support Supply was sold to

Emerson Radio Corp. ("Emerson") (ASE: MSN). Sport Supply is recognized as the nation's largest supplier of sports equipment to the institutional markets. Subsequently, Mr. Blumenfeld incorporated a corporation named Collegiate Pacific Inc. ("CPI"), a Delaware corporation in which he owns 100% of the stock, engaged a staff, prepared sales brochures and entered the business of distributing sports equipment to the institutional markets. He has advised the Company that he has no non-compete arrangements with either Sport Supply or Emerson, so that there are no restrictions on him operating CPI or, after consummation of the proposed sale by the Company to him of the controlling shares, for the Company to enter the same business.

         After the initial response from Mr. Blumenfeld to the Company's advertisement in The Wall Street Journal, Jeff Davidowitz and John Pappajohn, both directors, met with Mr. Blumenfeld to review the proposed business plan for his sport supply distribution business which was not as yet operational so as to seek customers and to negotiate the terms of the acquisition. This meeting in person was followed by a series of telephone conversations exploring the subject further. When the discussions began, between the Company and Mr. Blumenfeld, the bid and asked prices of the Common Stock were fluctuating between $.10 and $.15 per share. During the discussions the parties agreed that the purchase price should be the then fair market value of the Common Stock and, accordingly, should approximate the then market price of the Common Stock. See the discussion at the end of this section "Sale to Michael J. Blumenfeld." Mr. Blumenfeld gave these two directors a number of references in investment banking, banking and other businesses, all of which names were recognizable. The two directors then checked these references, all of which were highly favorable as to Mr. Blumenfeld's business record and business ethics. Mr. Davidowitz then made a two-day trip to Dallas in August 1997 where he met with the key members of the CPI management team, was shown the then preliminary operations at the temporary office facility of CPI and visited the current CPI facility which was then being renovated. Both he and Mr. Pappajohn, as well as the latter's staff, reviewed the initial sales catalog then being prepared by CPI.


         After completing its "due diligence" as described in the preceding two paragraphs, the Board of Directors approved the sale on August 12, 1997 and the Company entered into a Stock Purchase Agreement dated as of August 18, 1997 (the "Stock Purchase Agreement" ) with Mr. Blumenfeld. A copy of the Stock Purchase Agreement is annexed to this Proxy Statement as Appendix A and is incorporated herein by this reference. The directors unanimously concluded that, in view of Mr. Blumenfeld's over 25 years of experience as an executive officer of Sports Supply, a listed company, the strong endorsements he had received from persons in the banking, investment banking and other businesses and the revenues and profitability which Sport Supply had achieved in the sport supply industry, combined with the capital infusion he would make, this was the type of strategic opportunity for a new business for the Company for which they had been searching. The directors recognized that CPI represented only a start-up operation with no guaranty of success, but concluded that Mr. Blumenfeld's track record at Sport Supply (during his 25 years as Chief Executive Officer at Sport Supply, such company completed 75 acquisitions, grew to a company with no customers to one with 120,000 customers offering over 7,000 products and had 25 years of uninterupted revenue growth, with an operating loss in only one year), his experience at the head of a listed company and his willingness to infuse $2,000,000 of his own money into the Company made such a risk worth taking and different from the other expressions of interest in the Company had received. Two of the directors (Messrs. Davidowitz and Pappajohn) concluded that they, together with their affiliates and designees, would show their support of Mr.

Blumenfeld's proposed operations by agreeing to invest (together with an unaffiliated major shareholder) $300,000. See the section "Sale to Others" under this caption "Proposal One: To Enter A New Business." In making their decision to accept Mr. Blumenfeld's offer, the directors considered that the business was substantially different from the drug testing business the Company had sold to Casco, so that there would be no violation of the non-competition clause under the Sales Agreement with Casco. The directors also noted that none of the other inquiries of interest had actively pursued the issue as did Mr. Blumenfeld or offered the same type of qualifications as described above in this paragraph. In addition, the directors, although satisfied with the Blumenfeld offer, asked themselves as a matter of reassurance whether it would be appropriate to reject the same and institute a new search at a later date for other opportunities. However, the directors concluded, in view of the old adage that "a bird in the hand is worth two in the bush," that there could be no real assurance that a better offer would be made by another party in the future and, in the interim, if Mr. Blumenfeld succeeded in this start-up business, as to which there can be no assurance, the Minority Shareholders could benefit from this effort. See "Recommendation for Approval of Both Proposals for an explanation as to why such success, if attained, as to which there can be no assurance, may be beneficial to the Minority Stockholders.


         The Stock Purchase Agreement provides that, if the sale to Mr. Blumenfeld is consummated, the Board of Directors shall consist of one designee of the existing Board (which designee is expected to be Jeff Davidowitz) and at least two designees of Mr. Blumenfeld. Information with respect to his three proposed nominees is given under "Proposed Nominees for Directorships." The Stock Purchase Agreement also provides that Mr. Brennan's services on behalf of the Company will be phased out during the 30-day period following the closing of the stock transaction. One of the other conditions to closing is that shareholder approval be obtained.

         As indicated under "Recommendation for Approval of Both Proposals," the Minority Stockholders were already in a minority to vote with respect to the election of directors and the other matters to be submitted to a shareholder vote so that the sale of a controlling interest to Mr. Blumenfeld would have no significant effect on their voting rights. As also indicated therein and later in this section the contemplated sale will have no effect on the payment of dividends because of the historical losses and the intention to use the Company's cash to fund the acquisition of inventory and otherwise to grow the business. Management is not aware of any other potential disadvantage to the Minority Stockholders. In addition, by selling a controlling interest to Mr. Blumenfeld, the Company will become committed to succeed in the sport supply business, as to which there can be no assurance. However, the Board did not consider this to be a disadvantage to the Minority Stockholders in that such risk would be possible no matter which new business the Company entered and the directors' review seemed to support the view that there was a reasonable chance to succeed in the sport supply business.

         As of the Record Date, there were 4,446,017 shares of the Common Stock outstanding and there were reserved an aggregate of 916,029 shares of the Common Stock consisting of (1) an aggregate of 345,000 shares reserved for issuance upon the exercise of stock options (the "Options") granted under the Company's
1994 Stock Option Plan (the "Option Plan"), (2) an aggregate of 155,000 shares reserved for issuance upon the exercise of the Options to be granted under the Option Plan and (3) an aggregate of 416,029 shares reserved for issuance upon the exercise of outstanding Common Stock purchase warrants (the "Warrants"). If the 10,000,000 shares are sold to Mr. Blumenfeld and the 1,500,000 shares are sold to the other prospective purchasers (see the section "Sales to Others" under this caption "Proposal One: To Enter A New Business"), Mr. Blumenfeld will own 63.0% of the outstanding shares assuming that no Options and Warrants are exercised and 59.3% assuming that the outstanding Options and Warrants are exercised. The Stock Purchase Agreement provides that the Board of Directors will reserve an additional 400,000 shares of the Common Stock for issuance to members of the Board of Directors designated by Mr. Blumenfeld at a price not less than the fair market value of such shares.


         The proposed purchase price represented approximately the market price of the Common Stock at the time Mr. Blumenfeld's offer was made and accepted by the Board of Directors on August 12, 1997. Even if the purchase price had represented a discount to then market price, the Board believed that the shares to be purchased by Mr. Blumenfeld, as "restricted securities" (as such term is defined in Rule 144(a)(3) under the Securities Act), thereby restricting their resaleability, would have been entitled to a discount from the then market price as is common in private transactions pursuant to Section 4(2) of the Securities Act. The following were the high and low bid prices of the Common Stock as reported in the OTC Bulletin Board by the National Association of Securities Dealers, Inc. on the dates indicated:


                                     Bid Prices(1)
                            -----------------------------
Date                        High                      Low
----                        ----                      ---

8/7/97                     $0.25                     $0.25
8/8/97                      0.203                     0.203
8/11/97                     0.25                      0.203
8/12/97                     0.203                     0.203
8/13/97                     0.250                     0.203
8/14/97                     0.250                     0.203
8/15/97                     0.328                     0.250
8/18/97(2)                  0.563                     0.281

-------------------

(1) The foregoing quotations reflect inter-dealer prices, without mark-up, mark-down or commissions, and may not represent actual transactions.

(2)   The date of the Stock Purchase Agreement.

Sale to Others

         At the closing for the sale to Mr. Blumenfeld, the Company will sell an aggregate of 1,500,000 shares of the Common Stock to persons other than Mr. Blumenfeld, also at $.20 per share or an aggregate purchase price of $300,000. The prospective purchasers are:

         1. John Pappajohn, a director of the Company and his designees, as to 500,000 shares. As of the Record Date, Mr. Pappajohn was the beneficial owner of 1,436,408 shares of the Common Stock, which amount includes 144,681 shares issuable upon the exercise of Warrants and constitutes 31.3% of the outstanding shares (29.1% of the voting shares at this Meeting).

         2. Jeff Davidowitz, a director of the Company, William Davidowitz, his father, and their designees, as to 500,000 shares. As of the Record Date, Jeff Davidowitz was the beneficial owner of 410,000 shares of the Common Stock, which amount includes 25,000 shares issuable upon the exercise of an Option and constitutes 9.2% of the outstanding shares (8.7% of the voting shares at this Meeting), and William Davidowitz was the beneficial owner of 260,000 shares of the Common Stock or 5.8% of the outstanding shares.

         3. James A. Gordon, a beneficial owner of 5% or more of the outstanding shares of the Common Stock as of the Record Date, and his designees as to 500,000 shares. As of the Record Date, Mr. Gordon through Edgewater Private Equity Fund L.P., owned 785,093 shares of the Common Stock or 17.7% of the outstanding shares.

         Accordingly, the prospective purchasers include the persons who own sufficient shares of the Common Stock to approve the two proposals at this Meeting no matter how the other shareholders vote with respect thereto and also constitute two of the three current directors who approved the transaction. Only Stephen C. Turner, who resigned as a director effective October 17, 1997, is not participating in the purchase.

         As a result of these prospective purchases of an aggregate of 1,500,000 shares of the Common Stock, Messrs. Pappajohn, Davidowitz and Mr. Gordon and their affiliates and designees will own beneficially (a) 4,221,820 shares or 26.5% of the outstanding shares without giving effect to their outstanding Options and Warrants and (b) 4,391,501 shares or 27.5% of the outstanding shares when such effect is given.

         The result of the sales to Mr. Blumenfeld and the persons named in this section is to further dilute the stock ownership of persons other than the current directors and their affiliates (the "Minority Shareholders") as indicated in the following table which does not give effect to the outstanding Options and Warrants:


                                    Minority
                                  Shareholders'

Date         Outstanding Shares          Number of Shares         Percentages
----         ------------------          ----------------         -----------

Before sale       4,446,017                  1,723,197                38.8%
After sales      15,946,017                  1,723,197                10.8%

         Because of the above-contemplated purchases of shares of the Common Stock, the directors considered whether to require that a majority of the shares of the Minority Shareholders vote affirmatively, but concluded that such an action was not required under Pennsylvania law and, accordingly, the possible benefits of seeking such a vote did not justify the expenditure of engaging a proxy solicitor to obtain the same.

Purchase of Collegiate Pacific, Inc.


         If the sale of 10,000,000 shares of the Common Stock to Mr. Blumenfeld is consummated, he will sell to the Company, at his cost (currently estimated to approximate $400,000), the assets (including cash advances and the corporate name) of Collegiate Pacific, Inc. ("CPI") f/k/a Nitro Sports, Inc., a Delaware corporation. The property to be acquired by the Company from CPI, based on CPI's most recent balance sheet (i.e., as of September 26, 1997, which is included in Appendix C to this Proxy Statement) used in the preparation of the pro forma balance sheet included in this Proxy Statement under the caption "Unaudited Pro Forma Balance Sheet," will be primarily inventory (72% of the purchase) which will be used in the Company's business. Capital equipment accounts for an additional 17% and the remaining 11% consists of trademarks, deposits, organizational costs and other immaterial assets. All of these percentages may, of course, vary at the date of the actual closing. Because all of the assets of CPI were purchased during recent months, the Company believes that the costs incurred therefor represent fair consideration for the assets. The Company will not also assume any of the liabilities of CPI except for unpaid invoices for inventory. CPI currently occupies 30,000 square feet of warehouse and office space located at 13950 Semlac Drive, Suite 200, Dallas, Texas 75234. CPI's telephone number is (972) 243-8100. CPI's management believes that these facilities will be adequate for the foreseeable future. CPI employs five persons and intends to increase this employment to approximately eight persons when and if business conditions justify, as to which there can be no assurance. CPI, of which Mr. Blumenfeld owns 100% of the outstanding shares of stock, was incorporated on April 14, 1997 under the laws of the State of Delaware.


         CPI intends to engage in the mail order marketing of sports equipment primarily to institutional locations throughout the United States. These accounts will include country clubs, schools, YMCAs and YWCAs (or similar organizations), municipal recreation departments and other governmental agencies. CPI has created a master mailing list of some 200,000 potential customers and intends to distribute approximately 500,000 catalogs and fliers to this audience during 1998. CPI also intends to utilize other forms of solicitations such as trade shows, telemarketing, road salesmen and broadcast fax programs. While CPI management believes that the vast majority of products to be distributed by CPI will be purchased in finished form, a small percentage of the items may require fabrication to complete. CPI anticipates capital expenditures of no more than $50,000 to purchase welding machines and an assortment of tools and thereby set up its fabrication process. The raw material used in the proposed fabrication process are in the form of shipping supplies, nuts and bolts and other commercially available components. CPI believes that there are multiple suppliers nationwide for these products. For information as to contemplated products, see the section "Change of Business" under this caption "Proposal One:
To Enter A New Business."


         Between April and October 1997, CPI did market research as to potential products to offer and prepared a limited product sales catalog based on such research. CPI first commenced test marketing product catalogs in early October 1997 and has received approximately 300 orders which it has filled, thereby deriving its first revenues of $60,000. For seasonal reasons (i.e., the Christmas holiday), CPI's management did not anticipate additional orders until January 1998. CPI management intends to design a master catalog which will be mailed throughout 1998 and which will offer some 300 products. CPI has installed several incoming toll free phone and fax lines to support the anticipated level of revenues and has purchased, installed and tested a multistation computer system which will maintain inventory and financial record keeping and controls. CPI has purchased and has in current inventory a substantial percentage of the products it intends to offer and sell during 1998. CPI has expended approximately $160,770 through September 26, 1997 related to market research, inventory acquisition, marketing brochures and engaging personnel. CPI has fully expensed all items necessary to operate its business and anticipates no additional costs to generate additional revenues except the purchase of additional inventory to fill specific product orders. CPI believes that it can process an estimated $400,000 per month in orders with only a minimal increase in overhead and personnel. There can be no assurance that CPI will attain such level of orders; however, as indicated in the next paragraph, CPI's management believes that the Company will be able to meet its financial requirements for the next 12 months. See Appendices B and C for the financial statements of CPI and "Financial Statements-Collegiate Pacific, Inc." for an index thereto.

         If the proposal for a change in business is approved at the meeting and the sale to Mr. Blumenfeld subsequently consummated, the products will be distributed by the Company and not by CPI. CPI's management believes that, with the investment by Mr. Blumenfeld of $2,000,000 ($2,300,000 if the sale to others is consummated as well, see the section "Sale to Others" under this caption "Proposal One: To Enter A New Business"), the Company will be able to satisfy its cash requirements and will not require additional financing during the 12 months following the closing.

         There can be no assurance that CPI and, after the sale, the Company will be able to achieve the anticipated goals set forth in the preceding four paragraphs.

         Mr. Blumenfeld currently serves as the President and Chief Executive Officer of CPI and will serve in such capacities with the Company after his purchase of the controlling shares. Certain information with respect to current executive officers of CPI who will hold similar officerships in the Company after the sale is as follows:

         Arthur Coerver, age 55, is the Chief Operating Officer of CPI. From 1981 until 1997, Mr. Coerver was Vice President, Sales and Marketing, of Sports Supply. Mr. Coerver graduated from the University of Texas at Austin in 1965 with a BS in Mechanical Engineering.

         Chad Edlein, age 26, is the Vice President of Corporate Development of CPI. From 1994 until 1997, Mr. Edlein was Marketing Manager at Sports Supply. Mr. Edlein graduated from the University of North Texas in 1994.

         Under the Stock Purchase Agreement, Mr. Blumenfeld is to submit an itemized statement of his costs to the Board promptly after the closing at which he purchases the 10,000,000 shares of the Common Stock. The Board is obligated to meet within five business days of the receipt of such statement and the Company is obligated to make such purchase within three business days after the Board approves the purchase price (including any resolutions as to items in dispute). Based upon its current information, the Company believes that the purchase of the assets of CPI will be treated as a purchase for accounting purposes and that there will be no federal income tax consequences to the Company or its shareholders as a result thereof.

Change of Business

         If the first proposal set forth in the Notice of Special Meeting is approved and, subsequently, the sale of the controlling stock interest in the Company is purchased by Mr. Blumenfeld, the Company will enter the business of distributing sports equipment, including inflatable balls, nets for all sports, standards and goals for sports requiring such, weight lifting equipment and recreational products such as frisbees and horseshoes, to the institutional markets. For additional information as to the contemplated operations of the Company, see the section "Sale to Michael J. Blumenfeld" under this caption "Proposal One: To Enter A New Business." Mr. Blumenfeld has been engaged in the sports equipment business for over 25 years. During his 25 years as a Chief Executive Officer of Sports Supply or its predecessors, such company completed 75 acquisitions and grew to have over 100,000 customers and to offer nearly 5,000 products. If the proposal is approved and the sale of stock is consummated, Mr. Blumenfeld intends to pursue a policy of strategic acquisitions, new licensing programs and corporate joint ventures in an attempt to grow the Company's business. He anticipates that the Company will be initially offering 300 products by 1998. There can be no assurance that these acquisitions, licenses or joint ventures will be effectuated or obtained or as to the number of products to be offered by the Company. Furthermore, there can be no assurance that the sports equipment business or any other business hereafter entered into by the Company will be profitable or successful.

         Except for compliance with Section 14(a) of the Exchange Act and Regulation 14A promulgated thereunder relating to this Proxy Statement and the accompanying proxy, there are no federal or state regulatory requirements as to which the Company must comply or any approvals obtained in order for the Company to enter into the business of distributing sports equipment. Whenever the Company will hereafter elect to commence fabricating manufacturing sports equipment, compliance with certain federal and state regulatory requirements may become applicable to the Company.

                     PROPOSAL TWO: CHANGE OF CORPORATE NAME

         The Stock Purchase Agreement requires the Company to change its name from DSSI Corporation to Collegiate Pacific, Inc. As indicated in the Prior Proxy Statement, the name DSSI Corporation was adopted only temporarily, because the name Drug Screening Systems, Inc. was sold to Casco, until a more desirable name relating to the new business could be adopted. Although the BCL does not require shareholder approval of a change in corporate name, the Board had agreed in the Prior Proxy Statement to seek such approval.


                  RECOMMENDATION FOR APPROVAL OF BOTH PROPOSALS

         The Board of Directors unanimously recommends that shareholders approve the proposals to enter the business of distributing sports equipment (including the sale of a controlling interest) and to change the corporate name to Collegiate Pacific Inc. because they believe that this new business, under the leadership of Mr. Blumenfeld, will afford the Minority

Shareholders an opportunity to recoup potentially their investment in the Company and for the Company to realize future profits, as to neither of which results there can be any assurance. The Board also believes that the Minority Shareholders will realize a greater return on their investment more than if the Company were liquidated rather than consummating the transaction with Mr. Blumenfeld. As of September 30, 1997, the book value of the Company was $721,933 or $.16 per share and the liquidation value (after paying all liquidating expenses) was estimated by management to be $.14 per share. While the Board does not make any recommendation as to whether a Minority Shareholder should hold or sell his, her or its shares of the Common Stock, it notes that, based on the high and low sales prices of $1.19 and $1.08, respectively, on NovemberDecember 2, 1997, a Minority Shareholder would realize more by a sale than the estimated liquidation value; however, there can be no assurance as to what the market price of the Common Stock will be when a Minority Shareholder chooses to sell. Reference is made to the lower market prices at the time the Stock Purchase Agreement was negotiated as set forth under "Proposal One: To Enter A New Business-Sale to Michael J. Blumenfeld."


         The Board is also of the opinion that, after the transactions are consummated, so that the Company again has operations and if these new operations result in profitability, there should be greater interest in the Common Stock, thereby not only helping to increase its market value but hopefully also increase its liquidity. However, there can be no assurance that
(1) the Company will achieve profitability, either as to when or if at all; (2) there will continue to be a rise in the market price of the Common Stock; or (3) there will be an improvement in the liquidity of the Common Stock.

         The book value of the Common Stock assuming the occurrence of all of the transactions described in this Proxy Statement to be taken after shareholder approval is $0.19 per share and the liquidation value would be approximately the same amount (unrounded, the numbers would be $0.192 and $0.186, respectively). Although directors reviewed these values prior to reaching their decision, their primary focus was on the potential future earnings of the new entity as a means of enhancing the market value of the Common Stock rather than on the book value of the shares immediately after consummation of the sale to Mr. Blumenfeld and the subsequent purchase of CPI's assets. In addition, although the directors did not believe that the future earnings were quantifiable, they concluded that Mr. Blumenfeld's past results in the intended market gave a good indication of the potential for growth. There can be, of course, no assurance that the Company will operate at a profit or achieve any significant amount of revenues or that these results, if achieved, will result in a higher market value for the Common Stock.

         Although, as indicated under the section "Sales to Others" under the caption "Proposal One: To Enter A New Business," the percentage of ownership of the shareholders who are not affiliated with the current directors and James A. Gordan (i.e., the Minority Shareholders) would be reduced, the Board does not consider this to be a material reason for the Minority Shareholders to vote against either proposal. Because of its history of continuing losses when the Company was engaged in the drug testing business, no dividends were ever paid nor was there a likely chance of such dividends because of the continuing cash requirements of the Company. Although the directors believe that, as a result of the Company's entry into the sports equipment business, the Company will achieve profitability at an earlier date that the Company would have (if at all) in the drug testing business, thereby permitting legally the payment of dividends, Mr. Blumenfeld has advised the directors that any earnings will be used to develop the business and, accordingly, no dividends are currently contemplated even if the Company achieves his expectations. In addition, the prior percentage ownership did not permit the Minority Shareholders to effect the vote on the election of directors or on any other matters so long as the directors and the 5% beneficial owner voted together. Accordingly, the further reduction in their percentage ownership caused by the transactions contemplated by this Proxy Statement will not deprive the Minority Stockholders of a voting right which they currently have. There will be no other changes in the rights of the Minority Shareholders.

                       PROPOSED NOMINEES FOR DIRECTORSHIPS


         If the first proposal set forth in the Notice of Special Meeting is approved and Mr. Blumenfeld subsequently purchases the controlling stock interest in the Company, he intends to designate to the current Board the three persons hereinafter named for election as directors of the Company and, pursuant to the Stock Purchase Agreement, the Board will elect them as permitted by the BCL and the Company's By-Laws. In addition, one current director (currently expected to be John Pappajohn) will resign and one current director (expected to be Jeff Davidowitz) will continue to serve.

         Certain information with respect to Mr. Blumenfeld's designees for election as directors is as follows:

         Michael J. Blumenfeld, age 51, will serve as the President and Chief Executive Officer of the Company, currently serving in such capacities for CPI. From 1992 until November 1996, he was the Chairman of the Board and Chief Executive Officer of Sports Supply, from which public company he resigned in November 1996.

         Robert W. Philip, age 62 was an Executive in Residence and Lecturer in the Department of Accounting of the College of Business Administration at the University of North Texas in Denton, Texas from September 1989 until May 1994. Prior to that time, Mr. Philip served as an audit partner with Arthur Andersen, S.C. for approximately 18 years. Mr. Philip is also a director of Medical Control, Inc. (Nasdaq: MDCL), a health care cost management company. Mr. Philip is currently retired from the University of North Texas and Arthur Andersen, S.C.

         William A. Watkins, Jr., age 55, has been a partner of Watkins, Watkins and Keenan, a certified public accounting firm, since December 1971. He also serves as a director of Aurora Electronics, Inc. (AMEX: AUR), a provider of specialized distribution and materials support services to the electronics industry.

         There are no family relationships between any of the foregoing designees and the current directors or between the foregoing designees and the officers named under "Proposal One: To Enter A New Business-Purchase of Collegiate Pacific, Inc."

                              FINANCIAL STATEMENTS


DSSI Corporation
----------------

         The following audited financial statements appear in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997 (the "Annual Report"), a copy of which Annual Report is annexed to the Proxy Statement as Appendix D, and are incorporated herein by this reference.

                                                                                                 Page in
                  Item                                                                           Form 10-KSB
                  ----                                                                           -----------

         Independent Auditors' Report............................................................    10
         Balance Sheets as of June 30, 1997 and 1996.............................................    11
         Statements of Operations for the years ended June 30,
            1997 and 1996........................................................................    12
         Statements of Changes in Stockholders' Equity for the years ended
            June 30, 1997 and 1996...............................................................    13
         Statements of Cash Flows for the years ended June 30, 1997 and 1996.....................    14
         Notes to Financial Statements...........................................................    15

         The following Items in the Annual Report are also incorporated herein by this reference: 1 (Description of Business), 2 (Description of Property), 3 (Legal Proceedings), 4 (Market for Common Equity and Related Stockholder Matters), 6 (Management's Discussion and Analysis or Plan of Operations) and 8 (Changes in and Disagreements with Accountants on Accounting and Financial Disclosures).


         The following unaudited financial statements appear in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 (the "Quarterly Report"), a copy of which Quarterly Report is annexed to the Proxy Statement as Appendix E, and are incorporated herein by this reference.




                                                                                            Page in
              Item                                                                           Form 10-QSB
              ----                                                                           -----------
         Balance Sheets as of September 30 and June 30, 1997..................................... 4

                                                                                             Page in
              Item                                                                           Form 10-KSB
              ----                                                                           -----------

         Statements of Operations and Accumulated Deficit for the
            three months ended September 30, 1997 and 1996....................................... 5
         Statements of Cash Flows for the three months ended
            September 30, 1997 and 1996.......................................................... 6
         Notes to Financial Statements........................................................... 7

         Periodic reports and proxy material relating to the Company can be inspected and copies made at the public reference facilities of the Commission at Room 104, 450 Fifth Street, N.W.,

Washington, D.C. 20549, as well as the following regional offices of the
Commission: 7 World Trade Center, Suite 1300, New York, New York, 10048 and Northwestern Atrium Center, 500West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. A copy of the Company's periodic reports and proxy statements can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web Site that contains reports, proxy and information statements and information regarding registrants like the Company that file electronically with the Commission at the following Web site address: http://www/sec.gov. A copy can also be obtained from the Company by writing Mr. Brennan at the address shown in the introductory heading to this Proxy Statement or by calling him at (610) 696-3479.


Collegiate Pacific, Inc.
------------------------

         The following audited financial statements for CPI for the period from inception to August 22, 1997 are annexed as Appendix B and are incorporated herein by this reference. CPI has advised the Company that its fiscal year ends December 31 and that, if the transactions contemplated by this Proxy Statement are consummated, the Company's fiscal year will be changed from June 30 to December 31.

                                                                                               Page in
                Item                                                                           Appendix B

         Independent Auditor's Report............................................................  B-1
         Balance Sheets as of August 22, 1997....................................................  B-2
         Statement of Income (Loss) from Inception
             to August 22, 1997..................................................................  B-3
                                                                                               Page in
                Item                                                                           Appendix B

         Statement of Stockholder's Equity from Inception
             to August 22, 1997..................................................................  B-4
         Statement of Cash Flows from Inception
             to August 22, 1997..................................................................  B-5
         Notes to Financial Statements...........................................................  B-6

         The following unaudited financial statements for CPI for the period from inception to September 26, 1997 are annexed as Appendix C and are incorporated herein by this reference.

                                                                                                   Page in
                Item                                                                               Appendix C

         Unaudited Balance Sheet as of September 26, 1997........................................     C-1
         Unaudited Statement of Income (Loss) from Inception
             to September 26, 1997...............................................................     C-2
         Unaudited Statement of Stockholder's Equity from Inception
             to September 26, 1997...............................................................     C-3
         Unaudited Statement of Cash Flows from Inception
             to September 26, 1997...............................................................     C-4
         Notes to Financial Statements...........................................................     C-5

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         The following Unaudited Pro Forma Balance Sheet and Unaudited Statement of Income (Loss) of the Company have been prepared as if CPI acquired the Company, except no good will or other tangible assets are recorded in the former financial statement.

         The Unaudited Pro Forma Balance Sheet gives effect to the sale of the shares to Michael J. Blumenfeld and others as if the sale had occurred as of September 30, 1997. The Unaudited Pro Forma Balance Sheet and the Unaudited Statement of Income (Loss) should be read in conjunction with the historical financial statements of the Company and CPI, including the notes thereto. Each of the unaudited pro forma financial statements does not purport to represent what the Company's or CPI's actual financial position or performance would have been if the sale of shares in fact occurred on such date or to project the Company's or CPI's financial position or performance at any future date. The Unaudited Pro Forma Balance Sheet does not give effect to any transactions other than the payment of the note to the former sole owner of CPI as described in footnote (2) and the sale of an aggregate of 11,250,000 shares of the Common Stock for an aggregate purchase price of $2,300,000 less expenses, which is, in substance, the equivalent to CPI issuing stock for the net monetary assets of the Company and the recapitalization of CPI to remove the retained deficit of the Company.

         No pro forma income statement is included for the fiscal year ended June 30, 1997 because CPI is a start-up operation, having realized no revenues and incurring only expenses during that period. A Pro Forma Income Statement is presented for the three-month period ended September 30, 1997 which gives effect to the issuance of the 11,500,000 shares as of July 1, 1997.


                            COLLEGIATE PACIFIC, INC.

                        UNAUDITED PRO FORMA BALANCE SHEET

                            As of September 30, 1997

                                                             CPI              DSSI       Pro Forma      Pro Forma
                                                        Historical        Historical     Adjustments    As Adjusted
                                                        ----------        ----------     -----------    -----------
Assets
Current Assets:
   Cash                                                  $ 449,282         $ 606,203     $2,225,000 (1)  $2,466,134
                                                                                           (814,351)(2)
    Accounts receivable, not of allowance of $50,000 at
    September 30, 1997                                       2,044           160,411              -         162,455
    Inventory                                              391,859                 -              -         391,859
    Prepaid expenses and other                               6,429            19,912              -          26,341
                                                         ---------        ----------     ----------      ----------
Total Current Assets                                       849,614           786,526      1,410,649       3,046,789

Equipment and improvements, net                             84,076             1,380              -          85,456



                                                         CPI              DSSI           Pro Forma      Pro Forma
                                                        Historical        Historical     Adjustments    As Adjusted
                                                        ----------        ----------     -----------    -----------
Other Assets:
    Deposits                                                19,750             150                -          19,900
    Patents or Trademark                                    43,950               -                -          43,950
                                                          --------        --------        ---------       ---------
Total Assets                                              $997,390        $786,056       $1,410,649      $3,196,095
                                                          ========        ========       ==========      ==========
Liabilities and Stockholders' Equity
    Current Liabilities:
      Current maturities of long-term debt and
       capital leases                                            -      $   10,388                          $10,388
    Note Payable - shareholder                           $ 999,950               -        $(999,950)(2)           -
      Accounts payable and accrued expenses                182,039          55,735                -         237,774
                                                          --------        --------        ---------       ---------
         Total Current Liabilities                       1,181,989          66,123         (999,950)        248,162

    Long Term Debt                                               -                                -               -
Stockholders' Equity
    Class "A" preferred stock, $0.01 par value; 2,000
      Shares authorized; none issued                             -               -                -               -
    Common stock, $0.01 par value; 20,000,000
      shares authorized: 4,446,017 shares at September
      30, 1997 issued and outstanding                           10          44,460          115,000 (1)      159,460
                                                                                                (10)(3)
    Additional paid-in-capital                                 990      15,118,555          185,599 (2)    2,974,072
                                                                                          2,110,000 (1)
                                                                                        (14,441,072)(3)
    Accumulated deficit                                   (185,599)    (14,441,082)      14,441,082 (3)     (185,599)

                                                          --------        --------        ---------       ---------
       Total Stockholders' Equity                         (184,599)        721,933        2,410,599        2,947,933
                                                          --------        --------        ---------       ---------

Total Liabilities and Stockholders' Equity              $  997,390       $ 788,056       $1,410,649      $3,196,095
                                                        ==========       =========       ==========      ==========

-----------------------

(1) This amount represents the purchase of 11,500,000 shares of the Common Stock as described elsewhere in this Proxy Statement at a cost of $.20 per share less a reduction of $75,000 for the expenses relating to the proposed sales of shares of the Common Stock.

(2) This adjustment pays down the debt of $999,950 to the former sole owner of CPI for $814,351 in cash and a resulting contribution of part-in-capital of $185,599.

(3) This adjustment shows the recapitalization of CPI to remove the retained deficit of the Company.

                            COLLEGIATE PACIFIC, INC.
                            ------------------------

                UNAUDITED PRO FORMA INCOME (LOSS) STATEMENT(1)
                ----------------------------------------------
                 For the three months ended September 30, 1997
                 ---------------------------------------------

                                                      CPI                       DSSI           Pro Forma
                                                   Historical                Historical       Adjustments        Pro Forma

Sales                                             $    2,170             $           -          $       -         $   2,170
----------------------------------------------------------------------------------------------------------------------------
Cost of Sales                                          1,352                         -                  -             1,352
----------------------------------------------------------------------------------------------------------------------------
         Gross profit                                    818                         -                  -               818
----------------------------------------------------------------------------------------------------------------------------

General & administrative                             189,566                    46,695            (22,901)(2)       213,360
----------------------------------------------------------------------------------------------------------------------------
         Operating loss                             (188,749)                  (46,695)            22,901          (212,542)
----------------------------------------------------------------------------------------------------------------------------
Other income                                           3,149                     7,061                  -            10,210
----------------------------------------------------------------------------------------------------------------------------
         Net loss                                  $(185,599)                 $(39,634)         $   22,901        $(202,332)
----------------------------------------------------------------------------------------------------------------------------
Net loss per share                                                                                                    (0.01)
----------------------------------------------------------------------------------------------------------------------------
Weighted average number of shares outstanding                                                                    15,966,017
----------------------------------------------------------------------------------------------------------------------------

-------------------

(1) This Unaudited Pro Forma Income (Loss) Statement gives effect to the issuance of the 11,500,000 shares for the full three months ended September 30, 1997.
(2) Shows the reduction of interest expense for the three months ended September 30, 1997 associated with the assumed pay-off of the Note Payable to shareholders.


                                  MISCELLANEOUS

Costs of Solicitation

         The expenses in connection with the solicitation of proxies, including the cost of preparing assembling and mailing this Proxy Statement and the related material, will be borne by the Company. The Company will pay brokers and other custodians, nominees and fiduciaries their reasonable expenses for sending proxy materials to principals and obtaining their proxies. In addition to solicitations by mail, proxies may be solicited personally or by telephone or telegraph by directors and the sole officer of the Company, who will receive no additional compensation therefor.

Annual Report to Shareholders


         A copy of the Annual Report is annexed to this Proxy Statement as Appendix D and its financial statements and certain items are incorporated herein by this reference under "Financial Statements.". A copy of any exhibits to the Annual Report may be obtained by written or oral request to Patrick J. Brennan, Vice President, Chief Financial Officer and Secretary of the

Company, at the principal office of the Company, the address of which is set forth in the introductory paragraph heading to this Proxy Statement. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested.

Shareholder Proposals

         Shareholder proposals for inclusion in the Company's Proxy Statement for the next Annual Meeting of Shareholders must be received not later than a reasonable time before the proxy material for such meeting is mailed.

                                                     DSSI CORPORATION

                                                     Patrick J. Brennan, CPA
                                                     Secretary



Dated:  January 30, 1998

                                  APPENDIX A









                           STOCK PURCHASE AGREEMENT
                               AND ADDENDUM TO
                           STOCK PURCHASE AGREEMENT

                                  APPENDIX A-1

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (this "Agreement") is entered into as of August 18, 1997 by and between DSSI Corporation, a Pennsylvania corporation (the "Company"), and Michael J. Blumenfeld ("Purchaser").

                                   Background

         Purchaser, on the terms and subject to the conditions of this Agreement, desires to purchase from the Company, and the Company desires to issue and sell to Purchaser, 10,000,000 shares of the Company's common stock, $.01 par value per share (the "Company Common Stock"), for an aggregate purchase price of $2,000,000.

         Therefore, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which all parties mutually acknowledge, the Company and Purchaser hereby agree as follows:

                                    Article I
                       The Purchase and Sale of the Shares

         1.01 Purchase and Sale of the Shares. At the Closing (as defined below), and subject to the terms and conditions set forth in this Agreement, Purchaser will purchase from the Company, and the Company will issue and sell to Purchaser, 10,000,000 shares of the Company Common Stock (the "Shares"), free and clear of any liens, encumbrances, pledges, restrictive agreements, or adverse claims of any nature.

         1.02 Purchase Price. The aggregate purchase price for the Shares will be $2,000,000 (the "Purchase Price") in immediately available funds.

                                   Article II
                                   The Closing

         2.01 Closing; Closing Date. Unless this Agreement has been terminated pursuant to Section 7.01, and subject to the satisfaction or waiver of the conditions set forth in Article V, the issuance and sale of the Shares contemplated by this Agreement (the "Closing") will take place at the offices of the Company on September 2, 1997 (provided, that the conditions set forth in Article V have been satisfied or waived at or prior to such time) or as soon as practicable (but not later than five business days) after satisfaction of the conditions set forth in Article V, or at such time, date, and place as the Company and Purchaser agree. The date on which the Closing takes place is referred to as the "Closing Date".


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         2.02 Deliveries by Purchaser. Purchaser will deliver or cause to be delivered the following at Closing, and it will be a condition to the Company's obligations under this Agreement that all of the following be delivered at
Closing:

         (a) A wire transfer for the Purchase Price in immediately available funds to the account established for the benefit of the Company, titled "DSSI Corporation d/b/a Collegiate Pacific Inc.", at BankOne Texas, N.A. in Dallas, Texas.

         (b) Such other documents and instruments as may be necessary to carry out the transactions contemplated by this Agreement.

         2.03 Deliveries by the Company. The Company will deliver or cause to be delivered the following at Closing, and it will be a condition to Purchaser's obligations under this Agreement that all of the following be delivered at
Closing:

         (a) A certificate or certificates representing the Shares, in such denominations and registered in such names as Purchaser shall request at least two days prior to the Closing Date.

         (b) Opinion of counsel for the Company, substantially in the form of Exhibit A.

         (c) A certificate of the secretary of the Company, substantially in the form of Exhibit B.

         (d) A closing certificate executed by an officer of the Company, substantially in the form of Exhibit C.

         (e) Such other documents and instruments as may be necessary to carry out the transactions contemplated by this Agreement.

                                   Article III
                  Representations and Warranties of the Company

         The Company hereby represents and warrants to Purchaser that the statements in this Article III are true and correct as of the date of this Agreement.

         3.01 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania, has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as presently conducted. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, assets, or liabilities of the Company.

         3.02 Authorization. The Company has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions


                                     A-1-2
contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are required to authorize the transactions contemplated hereby. This Agreement constitutes a legal, valid, and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (b) the effect of rules of law governing the availability of equitable remedies.

         3.03     Capitalization.
                  --------------

         (a) The authorized capital stock of the Company consists of (i) 20,000,000 shares of the Company Common Stock, of which 4,446,017 are issued and outstanding, and (ii) 2,000 shares of Class "A" Preferred Stock, $.01 par value per share, none of which are issued and outstanding. At Closing, in addition to the issuance and sale of the Shares to Purchaser, the Company will issue and sell 1,500,000 shares of the Company Common Stock, at a purchase price of $.20 per share, to persons other than Purchaser.

                  The Company has reserved 500,000 shares of the Company Common Stock for issuance under the Company's 1994 Stock Option Plan under which options to purchase 345,000 shares are outstanding. The Company has issued and outstanding warrants to purchase an aggregate of 408,998 shares of the Company Common Stock. Except for shares reserved for issuance under the 1994 Stock Option Plan and for the outstanding warrants, no other shares of capital stock of the Company are reserved for any purpose. Each of the outstanding shares of capital stock of the Company is duly authorized, validly issued, and fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of capital stock subject to) any preemptive or similar rights.

         (b)      Except as provided in this Agreement or as set forth in
                  Schedule 3.03(b), there are no options, warrants, or other rights, agreements, or commitments of any nature to which the Company is a party or by which it is bound relating to the issued or unissued capital stock or other securities of the Company or obligating the Company to grant, issue, or sell any shares of its capital stock or other securities. Except as set forth in Schedule 3.03(b), there are no agreements, arrangements, or commitments of any nature pursuant to which any person or entity is or may be entitled to receive any payment based on the revenues or earnings, or calculated in accordance therewith, of the Company.

         (c) There are no obligations, contingent or otherwise, of the Company to (i) repurchase, redeem, or otherwise acquire any shares of the Company Common Stock or other capital stock or securities of the Company; or (ii) provide material funds to, or make any material investment in (in the form of a loan, capital contribution, or otherwise), or provide any guarantee with respect to the obligations of any person or entity.


                                    A-1-3

         3.04 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity.

         3.05 No Conflict. The execution, delivery, and performance of this Agreement, and the consummation by the Company of the transactions contemplated hereby, do not and will not (i) contravene or conflict with the Articles of Incorporation or Bylaws of the Company; (ii) constitute a violation of any provision of any federal, state, local, or foreign law binding upon or applicable to the Company; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim, or encumbrance on any assets of the Company under, any contract to which the Company is a party or any permit, license, or similar right relating to the Company or by which the Company may be bound or affected.

         3.06 Valid Issuance of Stock. The Shares, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

         3.07 Governmental Consents. Except as provided in Section 5.01(f) and
Section 5.01(g), no consent, approval, order, or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

         3.08 Litigation. There is no claim, action, suit, litigation, proceeding, arbitration, or investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of the Company, threatened against the Company or any properties or rights of the Company, or relating to this Agreement or the transactions contemplated by this Agreement, including, without limitation, any claims for indemnification raised by Casco Standards, Inc. against the Company pursuant to the Purchase and Sale Agreement dated March 14, 1997. The Company is not subject to any continuing order of, consent decree, settlement agreement, or other similar written agreement with, or continuing investigation by, any governmental entity, or any judgment, order, writ, injunction, decree, or award of any governmental entity or arbitrator.

         3.09 Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals, and orders necessary to own, lease, and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action, proceeding, or investigation pending or threatened regarding suspension or cancellation of any of the Company Permits.

         3.10 Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Articles of Incorporation or Bylaws, both as amended to date. The Company has complied and is in compliance in all material respects with all applicable statutes, laws, regulations, and executive orders of the United States of America and all states,


                                    A-1-4
foreign counties, and over governmental bodies and agencies having jurisdiction over the Company's business or properties.

         3.11 Registration Rights. The Company is not currently subject to any grant or agreement to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the United States Securities and Exchange Commission ("SEC") or any other governmental authority.

         3.12 Title to Property and Assets. Except as set forth on Schedule 3.12, the Company does not own any real property and does not have any assets. With respect to the property and assets it leases, the Company is, except as set forth in Schedule 3.12, in compliance with such leases in all material respects.

         3.13 Material Contracts. The Company has no (a) agreement, contract, or other arrangement, whether written or oral, providing for the payment by the Company of $25,000 or more or (b) other agreement, contract, or other arrangement that is material to the business of the Company.

         3.14     SEC Documents.
                  -------------

         (a) The Company has furnished to Purchaser copies of the Company's Annual Report on Form 10-KSB for the year ended June 30, 1996, the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997, and the Company's Proxy Statement for the Annual Meeting of the Shareholders dated May 23, 1997 (collectively, the "SEC Documents"). Each of the SEC Documents, as of the respective date thereof, did not, and each of the registration statements, reports, and proxy statements filed by the Company with the SEC after the date thereof and prior to the Closing will not, as of the date thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading. The Company is not a party to any material contract, agreement, or other arrangement which was required to have been filed as an exhibit to the SEC Documents that is not so filed.

         (b) The SEC Documents include the Company's audited financial statements (the "Audited Financial Statements") for the year ended June 30, 1996 and its unaudited financial statements as of and for the nine-month period ended March 31, 1997 (the "Balance Sheet Date"). Since the Balance Sheet Date, the Company has duly filed with the SEC all registration statements, reports, and proxy statements required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act of 1933, as amended (the "Securities Act"). The audited and unaudited financial statements of the Company included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of the Company as at the date thereof and the results of their



                                    A-1-5
                  operations and cash flows for the periods then ended (subject to normal year and audit adjustments in the case of unaudited interim financial statements).

         (c) Except as and to the extent reflected or reserved against in the Company's unaudited financial statements for the nine-month period ending March 31, 1997 (including the notes thereto), the Company has no liabilities (whether accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined or determinable) other than: (i) liabilities incurred in the ordinary course of business since the Balance Sheet Date, and (ii) liabilities with respect to agreements listed in Schedule 3.14(c).

         3.15     Employees; Employee Benefits.
                  ----------------------------

         (a)      The Company has no employees other than those listed on
                  Schedule 3.15(a). The Company has not received any notice, and has no knowledge of any threatened labor or civil rights dispute, controversy, or grievance or any other unfair labor practice proceeding or breach of contract claim or action with respect to claims of, or obligations to, any present or former employee or group of employees of the Company.

         (b) Except as set forth on Schedule 3.15(b), the Company does not maintain, sponsor, contribute to, or provide any benefits under (i) any "employee benefit plan" (as defined in the Employee Retirement Income Security Act of 1974, as amended);
                  (ii) any plan or policy providing for any "fringe benefits";
                  (iii) any bonus, incentive, compensation, deferred compensation, profit sharing, stock, severance, retirement, health, life, disability, group insurance, employment, stock option, stock purchase, stock appreciation right, supplemental unemployment, layoff, consulting, or other similar plan; or
                  (iv) any agreement, policy, or understanding (whether written or oral, qualified or nonqualified, currently effective or terminated) ((i) through (iv) are collectively referred to as "Employee Plans"). There is no claim pending arising out of or related to any Employee Plan by any person or entity (including any governmental entity) against the Company nor is any such claim threatened. The Company has no continuing liability or other obligations arising under any previously terminated or transferred Employee Plans.

         3.16     Tax Matters.
                  -----------

         (a) The Company has filed on a timely basis all Tax Returns required to have been filed by it and has paid on a timely basis all Taxes required to be shown thereon as due. All such Tax Returns are true, complete, and correct in all material respects. No director, officer, or employee of the Company having responsibility for Tax matters has reason to believe that any Taxing authority has valid grounds to claim or assess any additional Tax with respect to the Company in excess of the amounts shown in the financial statements delivered to Purchaser for the periods covered thereby. As used in this Agreement, (l) "Taxes" means (x) all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use,


                                    A-1-6
                  ad valorem, value added, intangible, unitary, capital gain, transfer, franchise, profits, license, lease, service, service use, withholding, backup withholding, payroll, employment, estimated, excise, severance, stamp, occupation, premium, property, prohibited transactions, windfall or excess profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever together with any interest and any penalties, additions to tax or additional amounts with respect thereto, (y) any liability for payment of amounts described in clause (x) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined, or unitary group for any period, or otherwise through operation of law, and (z) any liability for the payment of amounts described in clauses (x) or (y) as a result of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other person for Taxes; and the term "Tax" means any one of the foregoing Taxes; and (2) "Tax Returns" means all returns, reports, forms, or other information required to be filed with respect to any Tax.

         (b) With respect to all amounts in respect of Taxes imposed upon the Company or for which the Company is or could be liable, whether to Taxing authorities (as, for example, under law) or to other persons or entities (as, for example, under tax allocation agreements), and with respect to all taxable periods or portions of periods ending on or before the Closing Date, all applicable Tax laws and agreements have been fully complied with, and all such amounts required to be paid by the Company to taxing authorities or others have been paid.

         (c) The Company has not received notice that the Internal Revenue Service or any other Taxing authority has asserted against the Company any deficiency or claim for additional Taxes in connection with any Tax Return, and no issues have been raised (and are currently pending) by any taxing authority in connection with any Tax Return. The Company has not received notice that it is or may be subject to Tax in a jurisdiction in which it has not filed or does not currently file Tax Returns.

         3.17 Indebtedness. The Company has no outstanding indebtedness that the Company has directly or indirectly created, incurred, assumed, or guaranteed.

         3.18     Environmental Matters.
                  ---------------------

         (a) During the period that the Company has leased or owned its properties or owned or operated any facilities, there have been no disposals, releases, or threatened releases of Hazardous Materials (as defined below) on, from, or under such properties or facilities in violation of applicable law. The Company has no knowledge of any presence, disposals, releases, or threatened releases of Hazardous Materials on, from, or under any of such properties or facilities, which may have occurred prior to the Company having taken possession of any of such properties or facilities in violation of applicable law. For purposes of this Agreement, the terms "disposal", "release", and "threatened release" shall have the definitions assigned thereto by the Comprehensive Environmental Response, compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as


                                     A-1-7
                  amended ("CERCLA"). For the purposes of this Section 3.17, "Hazardous Materials" shall mean any hazardous or toxic substance, material, or waste which is or becomes prior to the Closing regulated under, or defined as a "hazardous substance", "pollutant", "contaminant", "toxic chemical", "hazardous material", "toxic substance", or "hazardous chemical" under (1) CERCLA; (2) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 et seq.;
                  (3) the Hazardous Materials Transportation Act, 49 U.S.C.
                  Section 1801, et seq.; (4) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; (5) the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq.; or (6) regulations promulgated under any of the above statutes.

         (b) None of the Company's properties or facilities is in violation of any federal, state, or local law, ordinance, regulation, or order relating to industrial hygiene or to the environmental conditions on, under, or about such properties or facilities, including, but not limited to, soil and ground water conditions. During the time that the Company has owned or leased its properties and facilities, neither the Company nor, to the Company's knowledge, any third party, has used, generated, manufactured, or stored on, under, or about such properties or facilities or transported to or from such properties or facilities any Hazardous Materials in violation of applicable law.

         (c) During the time that the Company has owned or leased its properties and facilities, there has been no litigation brought or threatened against the Company, or any settlement reached by the Company with, any party or parties alleging the presence, disposal, release, or threatened release of any Hazardous Materials on, from, or under any of such properties or facilities.

         (d) During the period that the Company has owned or leased its properties and facilities, no Hazardous Materials have been transported from such properties or facilities to any site or facility now listed on the National Priorities List, at 40 C.F.R. Part 300, or any list with a similar scope or purpose published by any state authority in violation of applicable law.

         3.19 Full Disclosure. The representations and warranties contained in this Agreement, as modified or qualified by the Schedules, are true and complete in all material respects and do not omit to state any materiel fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   Article IV
                   Representations and Warranties of Purchaser

         Purchaser hereby represents and warrants to the Company that the statements in this Article IV are true and correct as of the date of this Agreement.

         4.01 Investment Intent. Purchaser is acquiring the Shares for his own account for investment purposes and not with a view to the distribution thereof within the meaning of the Securities Act.



                                    A-1-8

         4.02 Restricted Securities. Purchaser understands that the Shares constitute "restricted securities" within the meaning of Rule 144 under the Securities Act and may not be sold, pledged, or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from registration is available.

         4.03 Accredited Investor. Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

         4.04 Restrictive Legend. Purchaser understands that each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend that may now or hereafter be required by applicable state law):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         4.05 No Non-Competition Obligation. Purchaser is not a party to any agreement, whether with Sports Supply Group, Inc. or any other entity, pursuant to which he has agreed not to compete with such entity or pursuant to which the transactions contemplated by this Agreement would be prohibited or limited in any material manner.

                                    Article V
                               Closing Conditions

         5.01 Conditions to Purchaser 's Obligations at Closing. The obligations of Purchaser to purchase the Shares and the other transactions contemplated by this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

         (a) Each of the representations and warranties of the Company contained in this Agreement must be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date.

         (b) The Company must have performed and complied in all material respects with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and will have obtained all approvals, consents, and qualifications necessary to complete the purchase and sale of the Shares.



                                    A-1-9

         (c) Each of the required items set forth in Section 2.03 must have been executed and delivered.

         (d) The Company's Board of Directors shall have taken such actions so that, immediately after the Closing, the Board of Directors shall consist of one designee of the existing Board of Directors with the remaining members to consist of persons designated by Purchaser (which shall in any event never be less than two members of the Company's Board of Directors).

         (e) The Company's Board of Directors must have taken all steps required by the Pennsylvania Business Corporation Law to propose and adopt an amendment to the Company's Articles of Incorporation changing the name of the Company from "DSSI Corporation" to "Collegiate Pacific Inc.", which shall be conditioned upon and effective at Closing.

         (f)      The Company shall have complied with its obligations under
                  Section 14(f) of the Exchange Act.

         (g) The Company must have taken all steps required by applicable law, including the filing of a proxy statement with the SEC, to seek shareholder approval of this Agreement and the transactions contemplated hereby.

         (h) The Company must have delivered to Purchaser audited financial statements for the fiscal year ended June 30, 1997, including balance sheets and statements of income, cash flow, and changes in stockholders' equity for such period, prepared in accordance with GAAP applied on a consistent basis throughout such period, the results of which are not materially adverse as compared with the results reported in the Audited Financial Statements and the unaudited financial statements of the Company as of and for the nine-month period ended March 31, 1997.

         (i) The Company must have terminated all consulting, employment, or other agreements, contracts, or understandings between the Company and any person, including any agreement, whether written or oral, between the Company and Patrick J. Brennan, except that payments to, or on behalf of, Mr. Brennan may be phased out during the thirty (30) day period following the Closing Date as also provided in Section 6.06.

         5.02 Conditions to the Company's Obligations at Closing. The obligations of the Company to issue and sell the Shares and the other transactions contemplated by this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

         (a) Each of the representations and warranties of Purchaser contained in this Agreement must be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date.



                                    A-1-10

         (b) Purchaser must have performed and complied in all material respects with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and will have obtained all approvals, consents, and qualifications necessary to complete the purchase and sale of the Shares.

         (c) Each of the required items set forth in Section 2.02 must have been executed and delivered.

                                   Article VI
                                    Covenants

         6.01 Affirmative Covenants of the Company. The Company hereby covenants and agrees that, prior to the Closing, the Company, except as otherwise contemplated by this Agreement, will (a) not purchase any assets in excess of $10,000 or incur any liabilities in excess of $2,000 per month, except as provided in Schedule 6.01(a); (b) not take or permit any action that would cause the conditions on the obligations of the parties to effect the transactions contemplated by this Agreement not to be fulfilled, including, without limitation, by taking or causing to be taken any action that would cause the representations and warranties made by the Company in this Agreement not to be true and correct; (c) not increase the compensation payable to or to become payable to any stockholder, director, or officer of the Company; (d) not declare or pay any dividend on, or make any other distribution in respect of, outstanding shares of capital stock; (e) effect any reorganization or recapitalization; (f) split, combine, or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock; (g) not issue, deliver, award, grant, or sell, or authorize or propose the issuance, delivery, award, grant, or sale (including the grant of any security interests, liens, claims, pledges, limitations in voting rights, charges, or other encumbrances) of, any shares of any class of its capital stock or other securities (including shares held in treasury), any securities convertible into or exercisable or exchangeable for any such shares or other securities, or any rights, warrants, or options to acquire any such shares or other securities; (h) not acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any division thereof, or otherwise acquire or agree to acquire any assets of any other entity; (i) not adopt or propose to adopt any amendments to its Articles of Incorporation or bylaws or similar organizational documents; (j) incur any obligation for borrowed money indebtedness, whether or not evidenced by a note, bond, debenture, or similar instrument; and (k) take all reasonable steps to cause to be fulfilled the conditions precedent to Purchaser's obligations to consummate the transactions contemplated by this Agreement that are dependent on the actions of the Company.

         6.02 Access and Information. The Company has caused and will, until the Closing Date, continue to cause Purchaser to have reasonable access to the Company's directors, officers, employees, agents, assets, and properties and all relevant books, records, and documents of or relating to the business and assets of the Company during normal business hours and will furnish to Purchaser such information, financial records, and other documents relating to the Company and its operations and business as Purchaser may reasonably request.

         6.03 Supplemental Disclosure. The Company will promptly supplement or amend each of the Schedules with respect to any matter that arises or is discovered after the date of this


                                    A-1-11

Agreement that, if existing or known at the date of this Agreement, would have been required to be set forth or listed in the Disclosure Schedule; provided that, for purposes of determining the rights and obligations of the parties under this Agreement (other than the obligations of the Company under this Section 6.03), any such supplemental or amended disclosure will not be deemed to have been disclosed to Purchaser unless Purchaser otherwise expressly consents in writing.

         6.04 Publicity. Purchaser and the Company will cooperate with each other in the development and distribution of all news releases and other public disclosures relating to the transactions contemplated by this Agreement.

         6.05 Reservation of Common Stock. Prior to Closing, the Company will take all actions required by the laws of the Commonwealth of Pennsylvania and the Company's Articles of Incorporation and Bylaws to reserve 400,000 shares of the Company Common Stock to be issued at Purchaser's discretion to members of the Company's Board of Directors designated by Purchaser.

         Section 6.06 Termination of COBRA Coverage with U.S. Healthcare. Within thirty (30) days of Closing, the Company will take all steps required by applicable law to terminate its agreement with U.S.
Healthcare for the provision of COBRA benefits to Company employees.

         Section 6.07 Delivery of Proxy. Simultaneous with the execution of this Agreement, the Company shall deliver the proxy from persons representing a majority of the issued and outstanding shares of Company Common Stock approving this Agreement and the transactions contemplated hereby, including the proposed change in Company operations by Purchaser.

         Section 6.08 Delivery of Information. Purchaser hereby covenants and agrees to provide such information as may be reasonably requested by the Company and as required by applicable law to enable the Company to fulfill its obligations as set forth in Section 5.01(g).


                                   Article VII
                                  Miscellaneous

         7.01. Termination. This Agreement and the transactions contemplated by this Agreement may be terminated and abandoned (a) at any time prior to the Closing by mutual written consent of the Company and Purchaser; or (b) by either Purchaser, on the one hand, or the Company, on the other hand, if a condition to performance by the terminating party or parties under this Agreement has not been satisfied or waived prior to September 30, 1997. Notwithstanding the foregoing clause (b), (i) Purchaser may not terminate this Agreement if the event giving rise to its termination right results from Purchaser's willful failure to perform or observe any of its covenants or agreements set forth in this Agreement or if Purchaser is, at such time, in breach of this Agreement, and (ii) the Company may not terminate this Agreement if the event giving rise to its termination right results from the willful failure of the Company to perform or observe any of its covenants or agreements set forth in this Agreement or if the Company is, at such time, in breach of this Agreement. Upon termination of this Agreement pursuant to Section 7.01, this Agreement (except for Section 7.02, Section 7.04, and Section 7.10) will become void, there will be no liability on the part of the Purchaser, on the one hand, or


                                    A-1-12
the Company, on the other hand, to the other and all rights and obligations of each party to this Agreement will cease, except that nothing in this Agreement will relieve any party of any liability for any willful breach of such party's representations, warranties, covenants, or agreements contained in this Agreement.

         7.02 Notices. All notices that are required or may be given pursuant to this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy, or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this Section 8.02):

                  If to Purchaser:
                  ----------------

                           Michael J. Blumenfeld
                           13950 Semlac Drive
                           Farmers Branch, Texas  75234
                           Telecopy: (214) 739-1639

                  with a copy to:

                           Alan J. Bogdanow
                           Hughes & Luce, L.L.P.
                           1717 Main Street
                           Suite 2800
                           Dallas, Texas 75201
                           Telecopy:  (214) 939-5849

                  If to the Company:
                  ------------------

                           DSSI Corporation
                           P.O. Box 1570
                           West Chester, Pennsylvania  19380
                           Attention: Patrick Brennan
                           Telecopy: (610) 696-3479

                  with a copy to:

                           Robert W. Berend
                           Wachtel & Masyr, LLP
                           110 E. 59th Street
                           New York, NY  10022
                           Telecopy: (212) 909-9455

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or sent by telecopy or, if mailed, when actually received.



                                    A-1-13

         7.03 Survival of Representations and Warranties. All representations and warranties made in or pursuant to this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and continue for a period ending on the third anniversary of this Agreement. All statements contained in any schedule, certificate, or other writing delivered in connection with this Agreement or the transactions contemplated by this Agreement will constitute representations and warranties under this Agreement. Each party agrees that no other party to this Agreement will be under any duty, express or implied, to make any investigation of any representation or warranty made by any other party to this Agreement, and that no failure to so investigate will be considered negligent or unreasonable.

         7.04 Attorneys' Fees and Costs. If attorneys' fees or other costs are incurred to secure performance of any obligations under this Agreement, or to establish damages for the breach thereof or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party will be entitled to recover reasonable attorneys' fees and costs incurred in connection therewith.

         7.05 Further Assurances. Each party agrees to execute any and all documents and to perform such other acts as may be reasonably necessary or expedient to further the purposes of this Agreement and the transactions contemplated by this Agreement.

         7.06 No Brokers. Each party to this Agreement represents to the other party that it has not incurred and will not incur any liability for brokerage fees or agents' commissions in connection with this Agreement or the transactions contemplated by this Agreement, and agrees that it will indemnify and hold harmless the other party against any claim for brokerage and finders' fees or agents' commissions in connection with the negotiation or consummation of the transactions contemplated by this Agreement.

         7.07 Counterparts. This Agreement may be executed in one or more counterparts for the convenience of the parties to this Agreement, all of which together will constitute one and the same instrument.

         7.08 Assignment. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement will be assigned or delegated by the Company or Purchaser, without the prior written consent of the other party; provided, however, that Purchaser may assign its rights, but not the liabilities, arising under this Agreement to an affiliate of Purchaser without the prior written consent of the Company. This Agreement is not intended to confer any rights or benefits to any person or entity other than the parties to this Agreement.

         7.09 Entire Agreement. This Agreement and the related documents contained as Exhibits and Schedules to this Agreement or expressly contemplated by this Agreement contain the entire understanding of the parties relating to the subject matter hereof and supersede all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. This Agreement cannot be modified or amended except in writing signed by the party against whom enforcement is sought. The Exhibits and Schedules to this Agreement are hereby incorporated by reference into and made a part of this Agreement for all purposes.

         7.10 Governing Law. This Agreement will be governed by, and construed in accordance with, the substantive laws of the State of Texas, without giving effect to any


                                    A-1-14
conflicts-of-law, rule, or principle that might require the application of the laws of another jurisdiction.


         IN WITNESSES WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

                                             DSSI CORPORATION,
                                             a Pennsylvania corporation


                                             By:      ________________________
                                             Name:    ________________________
                                             Title:   ________________________



                                             PURCHASER:


                                             ---------------------------------
                                             Michael J. Blumenfeld



                                    A-1-15

                                  APPENDIX A-2

                                   Addendum to

                            Stock Purchase Agreement


         This Addendum is hereby incorporated into and made a part of the Stock Purchase Agreement dated August 12, 1997 between Michael J. Blumenfeld and DSSI Corporation. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Stock Purchase Agreement.

         The Company and Purchaser hereby agree that any and all assets owned by Collegiate Pacific Inc. f/k/a Nitro Sports Inc. ("Collegiate Pacific") and acquired by Purchaser on behalf of Collegiate Pacific after April 1, 1997 will be purchased by the Company promptly after the Closing at cost. Promptly after Closing, Purchaser shall submit an itemized statement (the "Statement") of such assets detailing the cost of such items to the Board of Directors of the Company who shall meet within five (5) business days of the Company's receipt of the Statement for the purpose of reviewing the assets and their value for purchase. The Company and Purchaser shall use reasonable good faith efforts to resolve any disputes regarding the value of any such assets. If such costs are undisputed, the Board of Directors shall approve the purchase and payment of such assets, which shall occur within three (3) business days of such Board approval. Payment for the assets as set forth in the Statement shall be in immediately available funds to an account designated in writing by Purchaser to the Company.


Agreed and accepted:
--------------------



-----------------------------
Michael J. Blumenfeld


DSSI CORPORATION



By: _________________________
Title: ________________________




                                     A-2-1

                                   APPENDIX B











                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                              FINANCIAL STATEMENTS

                                 August 22, 1997

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                      Page

INDEPENDENT AUDITOR'S REPORT                                           B-1

FINANCIAL STATEMENTS

     Balance Sheet                                                     B-2

     Statement of Income (Loss)                                        B-3

     Statement of Stockholder's Equity                                 B-4

     Statement of Cash Flows                                           B-5

     Notes to Financial Statements                                     B-6

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Collegiate Pacific, Inc.
Dallas, Texas


We have audited the accompanying balance sheet of Collegiate Pacific, Inc. (A Development Stage Company) as of August 22, 1997, and the related statements of income (loss), stockholder's equity and cash flows from April 10, 1997 (Inception), to August 22, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Collegiate Pacific, Inc. as of August 22, 1997, and the results of its operations and its cash flows from inception to August 22, 1997, in conformity with generally accepted accounting principles.


                                                /s/ Watkins, Watkins & Keenan
                                                -------------------------------
                                                    Watkins, Watkins & Keenan


Memphis, Tennessee
December 22, 1997

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET

                                 August 22, 1997

--------------------------------------------------------------------------------


                                                      Assets
                                                      ------
Current Assets
     Cash and cash equivalents                                                            $ 546,651
     Inventory                                                                              188,126
     Prepaid expenses                                                                           500
                                                                                          ---------
                Total current assets                                                        735,277

Property and Equipment
     Furniture and Equipment                                                                 17,029
     Automobile                                                                              11,700
     Leasehold improvements                                                                   4,726
                                                                                          ---------
                                                                                             33,455
     Less accumulated depreciation                                                           (3,148)
                                                                                          ---------
                                                                                             30,307
Other assets
     Deposits                                                                                19,750
     Organizational costs (net of accumulated amortization of $107)                           1,818
     Trademarks (net of accumulated amortization of $286)                                    41,642
                                                                                          ---------
                                                                                             63,209
                                                                                          ---------

                                                                                          $ 828,793
                                                                                          =========
                                     Liabilities and Stockholder's Equity
                                      ------------------------------------

Current Liabilities
     Accounts payable                                                                     $  13,635
     Accrued expenses                                                                        26,173
     Note payable - shareholder (note 2)                                                    901,759
                                                                                          ---------
                Total current liabilities                                                   941,567

Stockholder's Equity
     Common stock - $.01 par value; 1,000,000 shares
          authorized; 1,000 shares issued and outstanding                                        10
     Additional paid in capital                                                                 990
     Deficit accumulated during the development stage                                      (113,774)
                                                                                          ---------
                Total stockholder's equity                                                 (112,774)
                                                                                          ---------

                                                                                          $ 828,793
                                                                                          =========

The accompanying notes are an integral part of the financial statements.

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                           STATEMENT OF INCOME (LOSS)

               From April 10, 1997 (Inception), to August 22, 1997

--------------------------------------------------------------------------------


Indirect costs and administrative expenses
     Salaries and benefits                                                 $  37,075
     Supplies                                                                  1,223
     Commissions and fees                                                        300
     Office and postage                                                        7,946
     Automobile                                                                   73
     Amortization                                                                393
     Depreciation                                                              3,148
     Insurance                                                                 2,600
     Interest                                                                 14,016
     Professional fees                                                        16,181
     Meals and travel                                                         22,649
     Telephone                                                                   612
     Rent                                                                      9,528
     Miscellaneous                                                               604
                                                                           ---------
         Total indirect costs and administrative expenses                    116,348
                                                                           ---------

Operating loss                                                              (116,348)

Other income
     Interest                                                                  1,905
     Other                                                                       669
                                                                           ---------
         Total other income                                                    2,574
                                                                           ---------

             Net loss                                                       (113,774)
                                                                           =========


The accompanying notes are an integral part of the financial statements.

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDER'S EQUITY

               From April 10, 1997 (Inception), to August 22, 1997

--------------------------------------------------------------------------------


                                                             Additional     Deficit Accumulated
                                                              Paid in           During The
                                        Common Stock          Capital        Development Stage          Total
                                        ------------          -------        -----------------          -----
Balance at Inception                     $      --           $    --             $      --            $      --

Issuance of stock on
  April 10, 1997, 1,000 Shares                  10                 990               1,000

Net loss                                        --                  --            (113,774)            (113,774)

Balance at August 22, 1997               $      10           $     990           $(113,774)           $(112,774)













The accompanying notes are an integral part of the financial statements.

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS

               From April 10, 1997 (Inception), to August 22, 1997



Cash Flows From (Used For) Operating Activities:
     Net loss                                                                        $(113,774)
     Adjustments to Reconcile Net Income to Net Cash
          Provided by Operating Activities:
               Depreciation                                                              3,148
               Amortization                                                                393
               Increase (Decrease) in Cash and Cash Equivalents:
                    Inventory                                                         (188,126)
                    Prepaid expenses                                                      (500)
                    Accounts payable                                                    13,635
                    Accrued expenses                                                    26,173
                                                                                     ---------
                         Total adjustments                                            (145,277)
                                                                                     ---------

                         Net cash provided by (used for) operating activities         (259,051)

Cash Flows Used For Investing Activities:
     Purchase of property and equipment                                                (33,455)
     Deposits made                                                                     (19,750)
     Organizational costs paid                                                          (1,925)
     Trademarks purchased                                                              (41,928)
                                                                                     ---------
                         Net cash used for investing activities                        (97,057)

Cash Flows From Financing Activities:
     Proceeds from issuance of note payable - shareholder                              901,759
     Proceeds from issuance of common stock                                              1,000
                                                                                     ---------
                         Net cash provided by financing activities                     902,759
                                                                                     ---------
Net increase in cash and cash equivalents being
     cash and cash equivalents at end of the period                                  $ 546,651
                                                                                     =========
Supplemental Information for Cash Flow Disclosure:
     Cash Paid During the Period For:
          Interest                                                                   $    --
                                                                                     =========
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

                                 August 22, 1997

--------------------------------------------------------------------------------

Note (1) - Summary of Significant Accounting Policies

         The Company is a development stage company and will be primarily engaged in the sale of professional sports equipment to schools, colleges and other organizations throughout the United States once principal operations commence.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         The Company's credit risks primarily relate to cash and cash equivalents. Cash and cash equivalents are primarily held in bank accounts. At August 22, 1997, the Company exceeded federally insured limits by approximately $447,000.

         Inventories are valued at the lower of cost or market, on an average cost basis.

         Property and equipment are stated at cost. Depreciation is computed using the straight-line method over useful lives of seven years for furniture and five years for automobile, equipment, and leasehold improvements. Depreciation expense for the period ended August 22, 1997 was $3,148.

         Organizational costs and trademarks, which are stated at cost, are being amortized over five and forty years respectively using the straight-line method of computing amortization. Amortization expense for the period ended August 22, 1997 was $393.

         For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


Note (2) - Note Payable - Shareholder

         The note is payable on demand, uncollateralized, and bears interest at an annual rate of 12%.

Note (3) - Lease Commitment

         The Company conducts its operations in leased facilities. Rent expense under the lease agreement was $9,528 for the period ending August 22, 1997. The current lease agreement expires July 31, 2002.

         Future minimum lease payments for the years ending August 22, are as follows:

                     1998               $    93,000
                     1999                    93,000
                     2000                    94,000
                     2001                   105,000
                     2002                    96,250
                                        -----------
                                            481,250
                                        ===========


Note (4) - Commitments and contingencies

         The Company has the following purchase commitments supported by outstanding irrevocable letters of credit which are cash collateralized and expire October 1, 1997:

              Fan Chiou Fishing Net Co., Ltd.           $ 293,458
              Yuan Chi Overseas, Ltd.                     182,735
                                                        ---------
                                                        $ 476,193
                                                        =========

         After Michael J. Blumenfeld, the company's sole shareholder, receives approval to purchase the stock of DSSI Corporation, the Company's assets will be purchased by DSSI Corporation.

                                   APPENDIX C











                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                          INTERIM FINANCIAL STATEMENTS
                                   (UNAUDITED)

                               September 26, 1997

                                TABLE OF CONTENTS


--------------------------------------------------------------------------------
                                                                      Page

INTERIM FINANCIAL STATEMENTS

     Interim Balance Sheet                                            C-1

     Interim Statement of Income (Loss)                               C-2

     Interim Statement of Stockholder's Equity                        C-3

     Interim Statement of Cash Flows                                  C-4

     Notes to Interim Financial Statements                            C-5

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                         UNAUDITED INTERIM BALANCE SHEET

                               September 26, 1997
--------------------------------------------------------------------------------

                                                           Assets
                                                           ------
Current Assets
       Cash  and cash equivalents                                                            $     449,282
       Accounts receivable                                                                           2,044
       Inventory                                                                                   391,859
       Prepaid expenses                                                                              6,429
                                                                                             -------------
                   Total current assets                                                            849,614

Property and Equipment
       Furniture and Equipment                                                                      70,413
       Automobile                                                                                   11,700
       Leasehold improvements                                                                        5,111
                                                                                             -------------
                                                                                                    87,224
       Less accumulated depreciation                                                         (       3,148)
                                                                                             -------------
                                                                                                    84,076

Other Assets                                                                                        63,700

                                                                                             $     997,390
                                           Liabilities and Stockholder's Equity
                                           ------------------------------------
Current Liabilities
       Accounts payable                                                                      $     145,885
       Accrued expenses                                                                             36,154
       Note payable - shareholder                                                                  999,950
                                                                                             -------------
                   Total current liabilities                                                     1,181,989

Stockholder's Equity
       Common stock - $.01 par value; 1,000,000 shares
              Authorized; 1,000 shares issued and outstanding                                           10
       Additional paid in capital                                                                      990
       Deficit accumulated during the development stage                                      (     185,599)
                                                                                             -------------
                   Total stockholder's equity                                                (     184,599)
                                                                                             -------------

                                                                                             $     997,390
                                                                                             =============

                                      C-1

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                  UNAUDITED INTERIM STATEMENT OF INCOME (LOSS)

               Period Ended September 26, 1997, and the Period From April 10, 1997 (Inception) to September 26, 1997

--------------------------------------------------------------------------------


                                                                         Period From             April 10,
                                                                          August 23,               1997
                                                                            1997 to            (Inception) to
                                                                         September 26,          September 26,
                                                                             1997                   1997
                                                                             ----                   ----
Sales                                                                    $   2,170               $   2,170

Cost of Sales                                                                1,352                   1,352
                                                                         ---------               ---------
Gross margin                                                                   818                     818

Indirect costs and administrative expenses
       Salaries and benefits                                                27,275                  64,350
       Other                                                                46,591                 125,216
                                                                         ---------               ---------
           Total indirect costs and administrative expenses                 73,866                 189,566
                                                                         ---------               ---------

Operating loss                                                           (  73,048)              ( 188,748)

Other income                                                                 1,223                   3,149
                                                                         ---------               ---------

                  Net loss                                               ($ 71,825)              ($185,599)
                                                                         =========               =========

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
               UNAUDITED INTERIM STATEMENT OF STOCKHOLDER'S EQUITY

          Period From April 10, 1997 (Inception), to September 26, 1997

--------------------------------------------------------------------------------


                                                               Additional   Deficit Accumulated
                                                                 Paid in         During The
                                             Common Stock        Capital      Development Stage        Total
                                             ------------        -------      -----------------        -----

     Balance at Inception                  $            -     $         -     $              -    $           -

     Issuance of stock on
        April 10, 1997, 1,000 Shares                   10             990                    -            1,000

     Net loss                                           -               -    (          185,599)  (      185,599)
                                           --------------     -----------    ------------------    -------------
     Balance at September 26, 1997         $           10     $       990    ($         185,599)  ($     184,599)
                                           ==============     ===========    ==================    =============

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                    UNAUDITED INTERIM STATEMENT OF CASH FLOWS

               Period Ended September 26, 1997, and the Period From April 10, 1997 (Inception) to September 26, 1997

--------------------------------------------------------------------------------

                                                                                            Period From         April 10,
                                                                                             August 23,           1997
                                                                                              1997 to        (Inception)  to
                                                                                            September 26,      September 26,
                                                                                                1997               1997
                                                                                                ----               ----
Net Cash Used For Operating Activities                                                    ($      141,300)    ($     400,351)

Cash Flows Used For Investing Activities:
       Purchase of property and equipment                                                 (        53,769)    (       87,224)
       Deposits                                                                                         -     (       19,750)
       Organizational costs paid                                                                        -     (        1,925)
       Trademarks purchased                                                               (           490)    (       42,418)
                                                                                           --------------      -------------
                          Net cash used for investing activities                          (        54,259)    (      151,317)

Cash Flows From Financing Activities
       Proceeds from issuance of note payable - shareholder                                        98,191            999,950
       Proceeds from issuance of common stock                                                           -              1,000
                                                                                           --------------      -------------
                          Net cash provided by financing activities                                98,191          1,000,950
                                                                                           --------------      -------------

Net increase (decrease) in cash and cash equivalents                                      (        97,368)           449,282

Cash and cash equivalents, beginning of period                                                    546,651                  -
                                                                                           --------------      -------------

Cash and cash equivalents, end of period                                                   $      449,282      $     449,282
                                                                                           ==============      =============

Supplemental Information for Cash Flow Disclosure:
       Cash Paid During the Period For:
                Interest                                                                   $            -      $           -
                                                                                           ==============      =============

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                      NOTES TO INTERIM FINANCIAL STATEMENTS

                               September 26, 1997

--------------------------------------------------------------------------------

 Note (1) - Commitments and contingencies

         The Company has the following purchase commitments supported by outstanding irrevocable letters of credit which are cash collateralized and expire October 1, 1997:

             Fan Chiou Fishing Net Co., Ltd.              $    176,259
             Yuan Chi Overseas, Ltd.                           182,735
                                                          ------------

                                                          $    358,994
                                                          ============

         The Company has committed to purchasing inventory totaling $54,015 from Goodway, Inc.

         After Michael J. Blumenfeld, the company's sole shareholder, receives approval to purchase the stock of DSSI Corporation, the Company's assets will be purchased by DSSI Corporation.

                                  APPENDIX D






                         ANNUAL REPORT ON FORM 10-KSB
                            FOR FISCAL YEAR ENDED
                                MARCH 31, 1997

                   U. S. Securities and Exchange Commission
                             Washington, DC 20549

                                 Form 10-K SB/A

[X] ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934 (FEE REQUIRED)
                    For the fiscal year ended June 30, 1997

                        Commission file number 0-17293

                               DSSI Corporation
      -------------------------------------------------------------------
                (Name of small business issuer in its charter)

       Pennsylvania                                            22-2795073
-------------------------------                           -------------------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)

                     P. O. Box 1570 West Chester, PA 19380
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                   Issuer's telephone number (610) 696-3479
                                             --------------

Securities registered under Section 12(b) of the Exchange Act:         None

Securities registered under Section 12(g) of the Exchange Act:

                         Common Stock, $0.01 par value
                    --------------------------------------
                               (Title of class)

         Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes   X   No      .
    -----    -----
         Check if there is no disclosure of delinquent filers in response to
Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

The issuer's revenues for the fiscal year ended June 30, 1997 were $1,907,687.

         The aggregate market value at September 5, 1997 of shares of the Common Stock held by non-affiliates was $1,966,168 based upon the bid price of the Issuer's Common Stock as reported by the National Association of Securities Dealers in the OTC Bulletin Board. Solely for the purpose of this calculation, shares held by certain principal shareholders named in Item 11 hereof, as well as shares held by directors and officers of the Issuer, have been excluded. Such exclusion should not be deemed a determination or an admission by the issuer that such shareholders or individuals are, in fact, affiliates of the issuer.

         On September 5, 1997, there were 4,446,017 shares of the issuer's Common Stock, $0.01 par value, outstanding.

                      DOCUMENTS INCORPORATED BY REFERENCE

                                     None

                               DSSI Corporation
                                  FORM 10-KSB
                        Fiscal Year Ended June 30, 1997

                               TABLE OF CONTENTS

                                                                          Page
                                    PART I

Item 1       Description of Business                                           3

Item 2       Description of Property                                           5

Item 3       Legal Proceedings                                                 5

Item 4       Submission of Matters to a Vote of Security Holders               5

                                    PART II

Item 5       Market for Common Equity and Related Stockholder Matters          6

Item 6       Management's Discussion and Analysis or Plan of Operations        7

Item 7       Financial Statements                                              9

Item 8       Changes in and Disagreements with Accountants on Accounting      22
             and Financial Disclosures

                                   PART III

Item 9       Directors, Executive Officers, Promoters and Control Persons;    22
             Compliance with Section 16(a) of the Exchange Act

Item 10      Executive Compensation                                           24

Item 11      Security Ownership of Certain Beneficial Owners and Management   26

Item 12      Certain Relationships and Related Transactions                   28

                                    PART IV

Item 13      Exhibits, List and Reports on Form 8-K                           29

Signatures                                                                    33

                                    PART 1

ITEM 1   Description of Business

General

         DSSI Corporation (the "Company"), which was named Drug Screening Systems, Inc. until the sale of its business effective June 16, 1997 (see below), was organized under the laws of the Commonwealth of Pennsylvania on March 17, 1987 under the name of Analytical Innovations, Inc. On December 29, 1987, the Company adopted the name of Drug Screening Systems, Inc. The Company's principal executive offices are at P. O. Box 1570, West Chester, Pa and its telephone number is (610) 696-4314.

         The Company began the development of its former product line in August 1989. To the date of sale hereinafter described, the Company had developed and marketed tests for cocaine, opiates (heroin, morphine and codeine), methamphetamines, THC (marijuana), barbiturates, PCP
(phencyclidine), amphetamines and benzodiazepines. The Company marketed its tests under the names MACH IV(R) Screen and microLINE(R) Screen (collectively, the "Products").

         The Products were sold for "Medical Uses" (e.g., in vitro diagnostic use by physicians and hospitals) and "Non-Medical Uses" (e.g., pre-employment screening and screening by correctional and criminal justice agencies). The Company's major distributor was Borg Warner Information Systems ("BWIS") which accounted for approximately one half of the Company's revenues.

         As a result of the net losses aggregating $15,070,555 from inception through March 31, 1997, the Company's cash flows from operating activities had been negative. Accordingly, the Company had been required to finance its operations and research and development program primarily through proceeds received from its initial public offering in May 1988, the exercise of warrants thereafter and subsequent securities offerings, including the sale of shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), through a rights offering in June and July, 1993. The directors and other beneficial owners have financed the Company's cash requirements since November 1994 through two private placements which resulted in aggregate gross proceeds of $825,000 and subsequent secured loans in principal amounts totaling $245,000 at March 31, 1997. Total equity raised by the Company since inception is $15,113,015.

         The Board had been seeking a potential sale or merger of the Company for the past several years. In the summer and early fall of 1994 the Board replaced the then existing management with two officers who were tasked to find a suitable strategic partner or purchaser. In November of 1994, the directors and certain other individuals invested $375,000 in the first of two private placements to fund the Company during the search. The Company offered 750,000 shares at $0.50 per share. By February of 1995, after discussions with a number of candidates who were found by networking activities of the officers and directors, two offers were received. The Board authorized the officers to permit a privately held bioscience company to conduct its due diligence review of the Company and for the officers to conduct a due diligence review of the prospective purchaser. Due diligence reviews were in their final phases in August of 1995 when business conditions unrelated to the Company forced the potential buyer to withdraw from the discussions. The offer which was pursued offered approximately 17% of the outstanding shares of the privately held bioscience company to the Company and the second offer was for a payout of a percentage of future profits which the Board rejected upon receipt. The search reverted to the initial stage of networking discussions and blind advertising for potential acquirers. The search was suspended and a second private placement of $450,000 was raised from the directors and certain other individuals in the first quarter of 1996 when talks with Allegiance Healthcare Corporation ("Allegiance") formerly named Baxter Healthcare Corporation for a possible distribution agreement looked favorable. The Company offered 1,800,000 shares at $0.25 per share in such private placement.

The Company entered into a distribution agreement with Allegiance in 1996, a copy of which agreement is filed (by incorporation by reference) as an exhibit to this Report and is incorporated herein by this reference, for Allegiance to distribute the Company's Products in the hospital and clinical market throughout the United States. Despite the Company's efforts, the sales relating to the Allegiance agreement ran significantly behind forecast. The sales to Allegiance totaled only $185,000 from inception of the contract through March 31, 1997. Accordingly, during the fall of 1996, the Board of Directors resumed its efforts to find a buyer for the Company via networking with industry contacts and blind advertising.

         During February 1997, the Company received four offers to acquire the Company's business. The Board reviewed the offers, considering such factors as the amount of the consideration to be received by the Company, the form of the payment (i.e., cash or securities), the timing of the payment and the purchaser's apparent ability to pay. Based on this review the Board unanimously approved the sale of substantially all of the assets to Casco Standards, Inc. ("Casco"). Effective June 16, 1997, Casco acquired the Company's inventory, capital equipment (except for leasehold improvements) and intellectual property. Casco also acquired the right to do business as Drug Screening Systems, Inc. Casco agreed to pay $1,950,000 (to be adjusted for net asset fluctuation from December 31, 1996) plus a payment of $ 174,454 for an agreed-upon inventory build-up of the products. Sybron International Corporation ("Sybron"), Casco's ultimate parent, reported revenues of $674.5 million and net income of $57.6 million for its fiscal year ended September 30, 1996. Casco did not purchase the accounts receivable of the Company. As part of the agreement, Casco agreed to use its best efforts at collecting cash receipts for the Company and will treat the history of paying the Company as part of the customer's credit history. Management believed that the Company's accounts receivables were adequately reserved, but reviewed the question as part of its year-end close. As a condition of the Purchase & Sale Agreement dated as of March 14, 1997 (the "Casco Agreement"), a copy of which agreement is filed (by incorporation by reference) as an exhibit to this Report and is incorporated herein by this reference, the Company manufactured specific quantities of finished goods to have a six-month supply on hand for Casco. Casco compensated the Company at the Company's standard costs for the inventory build-up.


         In April 1994, the Company, under the previous management, entered into an exclusive license and distributorship agreement with AccuScreen Labs, Inc. ("AccuScreen"), a copy of which agreement is filed (by incorporation by reference) as an exhibit to this Report and is incorporated herein by this reference). The Company granted AccuScreen the license to sell or distribute the Company's drug screening panel to direct marketing purchasers or to retailers in the United States. The license was for a term of five years and six months from the date permission from the Food and Drug Administration (the "FDA") to market the tests to direct marketing purchasers or to retailers was obtained. AccuScreen had invested funds in the efforts to prepare for the appropriate filings with the FDA, but, as of June 16, 1997, had not submitted a filing. Casco determined that it did not want to accept the assignment of the AccuScreen agreement and discussions among Casco, AccuScreen and the Company resulted in a termination agreement whereby the Company paid AccuScreen the sum of $600,000 upon closing of the Casco purchase. In the financial statements for the fiscal year ended June 30, 1997 ("Fiscal 1997"), the termination fee paid to AccuScreen is reflected as a charge to earnings and is reflected in the Company's accumulated deficit. Casco increased its original offer price by $350,000 to partially offset the effect of this payment.

         At June 30, 1997, after the AccuScreen payment, settlement of some of the then existing liabilities and closing costs, the Company had $305,559 in liabilities, cash of $801,979, plus the collection of accounts receivable (which, as indicated above, were not part of the assets sold to Casco and which were $53,073 as of June 30, 1997), the collection of the holdback of $160,000 as part of the Casco purchase and the incurrence of expenses relating to a company registered under Section12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including completion of the audit for Fiscal 1997. From July 1, 1997 to August 31, 1997, the Company had collected $51,629 of accounts receivable with $1,414 still to be collected.

         As indicated in the Proxy Statement relating to the shareholders' meeting on June 16, 1997, the Board has continued the Company subsequent to the closing with Casco as a shell corporation, while seeking a potential business to enhance shareholder value. On August 18, 1997, the Company entered into an agreement to sell a controlling interest to Michael J. Blumenfeld who intends to have the Company enter into the business of manufacturing and distributing sports equipment to the institutional markets. The transaction with Mr. Blumenfeld is subject to shareholder approval, which will be sought by proxy material filed pursuant to Registration 14A under the Exchange Act.

Employees

         As of September 13, 1997, the Company employed an officer on a part time basis to maintain its federal securities, tax and other required regulatory filings.


ITEM 2    Description of Property

         The Company leased 12,000 square feet at Units 603, 604 and 605 VPR Commerce Center, 1001 Lower Landing Road, Blackwood, New Jersey 08012, which it utilized as administrative, research and development, manufacturing, quality control, warehousing and shipping facilities. The space allocated for research and development included a laboratory with analytical instrumentation. The leases, with an unaffiliated landlord, were extended for 60 days and expired on June 30, 1997. The aggregate base monthly rental was $4,712. The Company currently conducts its business from the residence of its Chief Financial Officer and its address is P.O. Box 1570, West Chester, PA 19380


ITEM 3    Legal Proceedings

None

ITEM 4   Submission of Matters to a Vote of Security Holders

         (a) The Company held its Annual Meeting of Shareholders on June 16,
1997.

         (b) Jeff Davidowitz, John Pappajohn and Stephen C. Turner, all of whom were directors, were elected at the Annual Meeting. There were no other directors whose term of office continued after the meeting.

         (c) At the Annual meeting, the other matter submitted to a vote and the vote therefor were:

         On the proposal to ratify the appointment by the Board of Directors of the Company of Deloitte & Touche LLP as auditors of the Company for the fiscal year which commenced on July 1, 1996, FOR: 3,754,793, AGAINST: 3,037
ABSTAINED: 490.

         On the proposal to sell the business of the Company and the majority of the assets to Casco, FOR: 2,860,720, AGAINST: 6,260, ABSTAINED: 4,610

         On the proposal to authorize the name change of the Company from Drug Screening Systems, Inc. to DSSI Corporation, FOR: 3,716,754, AGAINST: 3,381,
ABSTAINED: 880.

The vote on the directors was:

        Director                  FOR                        WITHHELD
        --------                  ---                        --------

        Jeff Davidowitz           3,752,665                   5,655
        John Poppajohn            3,752,665                   5,655
        Stephen C. Turner         3,702,635                  55,685

         (d) There was no contested solicitation and, accordingly, no settlement with any participant.

                                    PART II

ITEM 5   Market for the Common Stock and Related Stockholder Matters

Market

         The following table sets forth, for the periods indicated, the quarterly range of the high and low bid prices of the Common Stock as reported by the National Association of Securities Dealers, Inc. (the "NASD") in the OTC Bulletin Board:

                                                          Bid Prices(1)
                                                          -------------
Fiscal 1997 Quarter Ended                            Low                High
-------------------------                            ---                ----

September 30, 1996                                   $ 0.25              $0.75
December 31, 1996                                      0.125              0.50
March 31, 1997                                         0.063              0.328
June 30, 1997                                          0.094              0.172

Fiscal 1996 Quarter Ended                            Low                High
-------------------------                            ---                ----

September 30, 1995                                    $ 0.37             $ 0.81
December 31, 1995                                       0.14                .37
March 31, 1996                                          0.19               1.50
June 30, 1996                                            .69               1.56


----------------------------

(1) The foregoing quotations reflect inter-dealer prices, without mark-up, mark-down or commissions, and may not represent actual transactions.

         The high bid and low asked prices of the Common Stock as reported by the NASD in the OTC Bulletin Board on September 5, 1997 were $ 1.266 and $1.141 per share, respectively.


Holders

         The number of holders of record of the Common Stock at September 5, 1997 was 281. Management of the Company is of the opinion that, based on the number of copies of proxy statements requested by brokers, banks and other record holders for beneficial owners in connection with the June 16, 1997 Special Meeting of Shareholders, there are over 2,300 beneficial owners.

Dividends

         The Company did not declare or pay cash or stock dividends on the Common Stock during Fiscal 1997 or the fiscal year ended June 30, 1996 ("Fiscal 1996"). Due to current and anticipated cash requirements as a result of the Stock Purchase Agreement and the subsequent entrance into the business of manufacturing and distributing sports equipment (more fully explained in Item 1 to this report) the Board of Directors does not anticipate the payment of cash dividends in the near future.

ITEM 6   Management's Discussion and Analysis or Plan of Operations

          The following management's discussion and analysis for Fiscal 1997 and Fiscal 1996 should be read in conjunction with the Financial Statements included in Item 7 to this Report. In the opinion of management, the following discussion and analysis of operations is no longer relevant due to the cessation of operations as a result of the sale to Casco of the Company's business and a majority of its assets (See Item 1 to this Report). The information is presented for historical purposes and compliance with reporting requirements.


Results of Operations
---------------------

Fiscal 1996 versus Fiscal 1997
------------------------------

Revenues - The Company's sales for Fiscal 1997 decreased $264,623 (12.2%) to $1,907,687 from $2,172,310 in Fiscal 1996. The Company's sales for Fiscal 1997 were in the range of management's expectations. The major reason for the decrease in sales was because the Company resupplied the maximum amount under its arrangement with BWIS during Fiscal 1996. During fiscal 1997, the Company, according to the Casco Agreement could no longer resupply the BWIS inventory from the time of the agreement to the closing. In addition, sales were only for eleven and one half months rather than a full year because the closing date for the sale to Casco was June 16,1997.

The Company's gross profit of $963,660 for Fiscal 1997 amounted to 60.9% ($1,100,348 and 70.7%, respectively, in Fiscal 1996) of its operating expenses. At the gross profit percentage for Fiscal 1997, the Company would have had to generate approximately $3,130,000 in sales to cover such operating expenses ($3,064,000 in Fiscal 1996).

Cost of sales and gross profits - The Company's cost of sales for Fiscal 1997 was $944,027 and its gross profit percentage was 50.5% ($1,071,962 and 50.7%, respectively, for Fiscal 1996). The slight decrease in the gross profit as a percent of sales was insignificant.

Research and Development - The Company decreased expenditures for research and development. In Fiscal 1997, the Company expended $345,410 on research and development as compared to $392,698 in Fiscal 1996. The decrease of $47,288 resulted principally from reductions in headcount in anticipation of the sale of the business.

Selling, General and Administrative Expenses - Selling, general and administrative expenses increased $76,434 (6.6%) to $1,235,872 in Fiscal 1997 from $1,159,438 in Fiscal 1996. This increase resulted primarily because of cost relating to the professional services required to complete the sale to Casco.

Net Income (Loss) - The Fiscal 1997 net income of $41,821 was $493,609 (109.3%) more than the net loss of $451,788 in Fiscal 1996. This increase is attributable to the profit on the sale to Casco of the business and a majority of the assets, offset by the AccuScreen settlement and the reasons cited above.

Fiscal 1995 versus Fiscal 1996

Revenues - The Company's sales for Fiscal 1996 decreased $532,741 (19.7%) to $2,172,310 from $2,705,051 in the fiscal year ended June 30, 1995 ("Fiscal 1995"). The Company's sales for Fiscal 1996 were in the range of management's expectations. The major reason for the decrease in sales was because the Company had manufactured the maximum amount under its arrangement with BWIS during Fiscal 1995. During Fiscal 1996, the Company could no longer build for stock owned by BWIS, but was limited to replacing Product as it was used. This difference accounted for the vast majority of the decline in sales.

The Company's gross profit of $1,100,348 for Fiscal 1996 amounted to 70.7% ($1,387,502 and 82.2%, respectively, in Fiscal 1995) of its operating expenses. At the gross profit percentage for Fiscal 1996, the Company would have had to generate approximately $2,283,000 in sales to cover such operating expenses ($3,291,000 in Fiscal 1995).

Cost of sales and gross profits - The Company's cost of sales for Fiscal 1996 was $1,071,962 and its gross profit percentage was 50.7% ($1,317,549 and 51.3%, respectively, for Fiscal 1995). The slight increase in the gross profit as a percent of sales resulted from more corporate sales and less government bid sales.

Research and Development - The Company increased expenditures in the research and development. In Fiscal 1996, the Company expended $392,698 on research and development as compared to $361,978 in Fiscal 1995. The increase of $30,720 resulted principally from the development efforts on the eight-panel plate designed for Allegiance's fourth quarter launch of the Products in the hospital market.

Selling, General and Administrative Expenses - Selling, general and administrative expenses declined $162,572 (12.3%) to $1,163,737 in Fiscal 1996 from $1,326,309 in Fiscal 1995. This decrease resulted primarily because Fiscal 1995 cost reductions were realized for the entire year of Fiscal 1996.

Net Loss - The Fiscal 1996 net loss of $451,788 was $156,432 (53.0%) more than the net loss of $295,356 in Fiscal 1995. This decrease is attributable to the reasons cited above.



Inflation
---------

Inflation has not had a material impact on the Company's operations during Fiscal 1997 and 1996.


New Accounting Pronouncements
-----------------------------

In March 1995, the Financial Accounting Standards Board issued Statement No. 121, "Accounting for the Impairment of Long Lived Assets and for Long-Lived Assets to be Disposed Of" (SFAS 121). This statement established accounting standards for the impairment of long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of. SFAS No. 121 requires that long-lived assets to be held and used by the Company be reviewed for impairment whenever events or circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment is recognized to the extent that the sum of undiscounted estimated future cash flows expected to result from the assets used is less than the carrying value. The Company adopted this standard during the first quarter of Fiscal 1997. The adoption of this standard did not have a material effect on the Company's financial position or results of operations as then conducted. The recognition and measurement of impairment losses for long-lived assets under the new standard was consistent with the Company's past practices.

Effective July 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock-Based Compensation," which requires expanded disclosures of stock-based compensation arrangements with employees. SFAS 123 encourages, but does not require, compensation costs to be measured based on the fair value of the equity instrument awarded. It allows the Company to continue to measure compensation cost for these plans using the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). The Company has elected to continue to recognize compensation cost based on the intrinsic value of the equity instrument awarded as promulgated in APB 25. The effect on pro forma net income and pro forma earnings per share would be immaterial if compensation costs were measured based on the fair value of the equity instrument awarded and therefore the disclosure of these amounts has been omitted. The fair value of the options granted during the year ended June 30, 1997 was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions used: risk-free interest rate of 6.38%, expected volatility of 300% and expected life of 5 years.

Liquidity and Capital Resources
-------------------------------

 The Company had working capital at June 30, 1997 of $751,537 and a cash balance of $801,979 due to the sale of the majority of its assets and business to Casco. The Company feels it will collect its net receivables and recoup the other smaller assets on the Balance Sheet, i.e., deposits and prepaids.

Commitments
-----------

There were no material commitments for capital expenditures at June 30, 1997.




ITEM 7   Financial Statements

Index to Financial Statements                                         Page
-----------------------------                                         ----

Independent Auditors' Report                                            10

Balance Sheets as of June 30, 1997 and 1996                             11

Statements of Operations for the years ended June 30, 1997 and 1996     12

Statements of Changes in Stockholders' Equity for the
         years ended June 30, 1997 and1996                              13

Statements of Cash Flows for the years ended June 30, 1997 and 1996     14

Notes to Financial Statements                                           15

Independent Auditors' Report

To the Stockholders and Board of Directors
DSSI Corporation
Blackwood, New Jersey

         We have audited the accompanying balance sheets of DSSI Corporation (formerly Drug Screening Systems, Inc.) as of June 30, 1997 and 1996, and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements present fairly, in all material respects, the financial position of DSSI Corporation as of June 30, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

         As described in Note A to the Financial Statements, on June 16, 1997, the Company sold its business and the majority of its assets to Casco Standards, Inc.


/s/ DELOITTE & TOUCHE LLP
---------------------------
DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
September 23, 1997

DRUG SCREENING SYSTEMS, INC.
 Balance Sheets, June 30, 1997 and 1996


                                                                           1997             1996
                                                                           ----             ----
Assets
Current Assets:
  Cash  and cash equivalents                                           $    801,979    $     91,807

  Accounts receivable, net of allowance of $60,000 at June  30, 1997
   and $50,000 at June 30, 1996                                              53,073         222,262
 Receivable from purchase holdback                                          160,000            --
  Inventory                                                                                 445,229
  Prepaid expenses and other                                                 42,044          63,120
                                                                       ------------    ------------
Total Current Assets                                                      1,057,096         822,418

Equipment and improvements, net                                               1,506         283,726

Other Assets:
  Deposits                                                                    8,585          12,104
  Patents                                                                      --            25,792
                                                                       ------------    ------------
Total Assets                                                           $  1,067,187    $  1,144,040
                                                                       ============    ============



Liabilities and Stockholders' Equity
Current Liabilities:
  Current maturities of long-term debt and capital leases              $    233,213    $    109,117
  Accounts payable and accrued expenses                                      72,346         348,116
  Customer advances and prepayments                                                          17,000
                                                                       ------------    ------------
     Total Current  Liabilities                                             305,559         474,233

Commitments and contingencies                                                  --              --

Stockholders' Equity
  Class "A" preferred stock, $0.01 par value; 2,000
     shares authorized; none issued                                            --              --

  Common stock, $0.01 par value; 20,000,000
     shares authorized; 4,446,017 shares at June 30,1997 and
      4,246,017 shares at June 30, 1996 issued and outstanding               44,460          42,460
  Additional paid-in-capital                                             15,118,555      15,070,555
  Accumulated deficit                                                   (14,401,387)    (14,443,208)
                                                                       ------------    ------------
     Total Stockholders' Equity                                             761,628         669,807
                                                                       ------------    ------------

Total Liabilities and Stockholders' Equity                             $  1,067,187    $  1,144,040
                                                                       ============    ============






 See notes to financial statements

 DSSI Corporation
 Statements of Operations for the Years Ended June 30, 1997 and 1996




                                             1997          1996
                                             ----          ----

Revenues                                  1,907,687    $ 2,172,310
Cost of sales                               944,027      1,071,962
                                        -----------    -----------
Gross profit                                963,660      1,100,348

Operating expenses:
  Research and development                  345,410        392,698
  Selling, general and administrative     1,235,872      1,159,438
                                        -----------    -----------
                                          1,581,282      1,552,136
                                        -----------    -----------
Loss from operations                       (617,622)      (451,788)

Gain on sale of assets                    1,259,443             --
Settlement fee                             (600,000)            --
                                        -----------    -----------

Net income (loss)                       $    41,821    $  (451,788)
                                        ===========    ===========

Net income (loss) per share             $      0.01    $     (0.15)
                                        ===========    ===========

Weighted average number of shares
  outstanding                             4,246,000      3,096,000
                                        ===========    ===========














 See notes to financial statements

DSSI Corporation
Statements of Changes in Stockholders' Equity
For the Years Ended June 30, 1997 and 1996






                                          Common Stock           Additional
                                        ------------------        Paid-in       Accumulated
                                    Shares           Amount       Capital         Deficit         Total
                                    ------           ------       -------         -------         -----

Balance, June 30, 1995           $  2,446,017    $     24,460   $ 14,638,555   $(13,991,420)   $    671,595

Sale of common stock through a
  private offering                  1,800,000          18,000        432,000                        450,000


Net loss                                                                           (451,788)       (451,788)
                                 --------------------------------------------------------------------------

 Balance, June 30, 1996             4,246,017          42,460     15,070,555    (14,443,208)        669,807

Sale of common stock through a
  private offering                    200,000           2,000         48,000                         50,000

Net income
                                                                                     41,821          41,821
                                 --------------------------------------------------------------------------

Balance, June 30, 1997           $  4,446,017    $     44,460   $ 15,118,555   $(14,401,387)   $    761,628
                                 ==========================================================================








See notes to financial statements

DSSI Corporation
Statements of Cash Flows for the Years Ended June 30, 1997 and 1996


                                                                         1997           1996
                                                                         ----           ----
Cash flows from operating activities:
      Net income (loss)                                              $    41,821    $  (451,788)
      Adjustments to reconcile net income (loss) to net cash  used
           Depreciation and amortization                                  56,733         89,620
           Impairment of capital equipment                                  --          212,050
           Net gain on sale of assets                                 (1,259,443)        (2,800)
           Decrease (increase) in assets net of effects from
            sale of assets to  Casco:
                Accounts receivable                                      169,189        (97,287)
                Inventory                                                (76,754)       (65,893)
                Prepaid expenses and other                                 4,201            192
           Decrease in liabilities:
                Accounts payable and accrued expenses                   (275,770)      (197,709)
                Customer prepayments and advances                        (17,000)       (46,523)
                                                                     -----------    -----------
Net cash used in operating activities                                 (1,357,023)      (560,138)

Cash flows from investing activities:
      Proceeds from sale of assets to Casco                            1,908,635           --
      Proceeds from sale of equipment net of expenses                       --            2,800
      Expenditures for equipment and improvements                        (19,055)       (21,696)
      Decrease in (recovery of) deposits                                   3,519         (2,707)
                                                                     -----------    -----------
Net cash provided (used) in investing activities                       1,893,099        (21,603)

Cash flows from financing activities:
      Net proceeds from issuance of common stock                          50,000        450,000
      Proceeds from non-bank financing                                   515,073         95,150
      Principal payments on debt and capital leases                     (390,977)      (176,710)
                                                                     -----------    -----------
Net cash provided by financing activities                                174,096        368,440
                                                                     -----------    -----------
Net increase (decrease) in cash and cash equivalents                     710,172       (213,301)

Cash and cash equivalents:
      Beginning of period                                                 91,807        305,108
                                                                     -----------    -----------
      End of period                                                  $   801,979    $    91,807
                                                                     ===========    ===========


Supplemental disclosure of cash flow information:
      Cash paid during the period for interest                       $     2,066    $     2,058
                                                                     ===========    ===========




See notes to financial statements

DSSI Corporation
Notes to Financial Statements
Years Ended June 30, 1997 and 1996


A        Business, Financing and Basis of Financial Statement Preparation

         DSSI Corporation (the "Company"), which was named Drug Screening Systems, Inc. until the sale of its business effective June 16, 1997 (see below) was organized under the laws of the Commonwealth of Pennsylvania on March 17, 1987 under the name of Analytical Innovations, Inc. On December 29, 1987, the Company adopted the name of Drug Screening Systems, Inc

         The Company began the development of its former product line in August 1989. To the date of sale hereinafter described, the Company had developed and marketed tests for cocaine, opiates (heroin, morphine and codeine), methamphetamines, THC (marijuana), barbiturates, PCP
(phencyclidine), amphetamines and benzodiazepines. The Company marketed its tests under the names MACH IV(R) Screen and microLINE(R) Screen (collectively, the "Products").

         The Products were sold for "Medical Uses" (e.g., in vitro diagnostic use by physicians and hospitals) and "Non-Medical Uses" (e.g., pre-employment screening and screening by correctional and criminal justice agencies). The Company's major distributor was Borg Warner Information Systems ("BWIS") which accounted for approximately one half of the Company's revenues.

         As a result of the net losses aggregating $15,070,555 from inception through March 31, 1997, the Company's cash flows from operating activities had been negative. Accordingly, the Company has been required to finance its operations and research and development program primarily through proceeds received from its initial public offering in May 1988, the exercise of warrants thereafter and subsequent securities offerings, including the sale of shares of the Common Stock through a rights offering in June and July, 1993. The directors and other beneficial owners have financed the Company since November 1994 with two private placements which resulted in aggregate gross proceeds of $825,000 and subsequent secured loans in principal amounts totaling $245,000 at March 31, 1997. Total equity raised by the Company since inception is $15,113,015.

         The Board had been seeking a potential sale or merger for the past several years. In the summer and early fall of 1994 the Board replaced the then existing management with two officers who were tasked to find a suitable strategic partner or purchaser. In November of 1994, the directors and certain other individuals invested $375,000 in the first of two private placements to fund the Company during the search. The Company offered 750,000 shares at $0.50 per share. By February of 1995, after discussions with a number of candidates who were found by networking activities of the officers and directors, two offers were received. The Board authorized the officers to permit a privately held bioscience company to conduct its due diligence review of the Company and for the officers to conduct a due diligence review of the prospective purchaser. Due diligence reviews were in their final phases in August of 1995 when business conditions unrelated to the Company forced the potential buyer to withdraw from the discussions. The offer which was pursued offered approximately 17% of the outstanding shares of the privately held bioscience company to the Company and the second offer was for a payout of a percentage of future profits which the Board rejected upon receipt. The search reverted to the initial stage of networking discussions and blind advertising for potential acquirers. The search was suspended and a second private placement of $450,000 was raised from the directors and certain other individuals in the first quarter of 1996 when talks with Allegiance Healthcare Corporation ("Allegiance"), formerly named Baxter Healthcare Corporation for a possible distribution agreement looked favorable. The Company offered 1,800,000 shares at $0.25 per share in such private placement.

         The Company entered into a distribution agreement with Allegiance in March 1996 for Allegiance to distribute the Products in the hospital and clinical market throughout the United States. Despite the Company's efforts, the sales relating to the Allegiance agreement ran significantly behind forecast. The sales to Allegiance totaled only $185,000 from inception of the contract through March 31, 1997. Accordingly, during the fall of 1996, the Board of Directors resumed its efforts to find a buyer for the Company via networking with industry contacts and blind advertising.

         During February 1997, the Company received four offers to acquire the Company's business. The Board reviewed the offers, considering such factors as the amount of the consideration to be received by the Company, the form of the payment (i.e., cash or securities), the timing of the payment and the purchaser's apparent ability to pay. Based on this review the Board unanimously approved the sale of substantially all of the assets to Casco Standards, Inc. ("Casco"). Effective June 16, 1997, Casco acquired the Company's inventory, capital equipment (except for leasehold improvements) and intellectual property. Casco also acquired the right to do business as Drug Screening Systems, Inc. Casco paid $1,908,635 plus a payment for an agreed-upon inventory build-up of the products. Sybron International Corporation ("Sybron"), Casco's ultimate parent, reported revenues of $674.5 million and net income of $57.6 million for its fiscal year ended September 30, 1996. Casco did not purchase the accounts receivable of the Company. As part of the agreement, Casco agreed to use its best efforts at collecting cash receipts for the Company and will treat the history of paying the Company as part of the customer's credit history. As a condition of the agreement, the Company manufactured specific quantities of finished goods to have a six-month supply on hand for Casco. Casco compensated the Company at the Company's standard costs for the inventory build-up.


         In April 1994, the Company, under the previous management, entered into an exclusive license and distributorship agreement with AccuScreen Labs, Inc. ("AccuScreen"). The Company granted AccuScreen the license to sell or distribute the Company's drug screening panel to direct marketing purchasers or to retailers in the United States. The license was for a term of five years and six months from the date permission from the Food and Drug Administration (the "FDA") to market the tests to direct marketing purchasers or to retailers was obtained. AccuScreen has invested funds in the efforts to prepare for the appropriate filings with the FDA, but, as of June 16, 1997, had not submitted a filing. Casco determined that it did not want to accept the assignment of the AccuScreen agreement and discussions among Casco, AccuScreen and the Company resulted in a termination agreement whereby the Company paid AccuScreen the sum of $600,000 upon closing of the Casco purchase. The termination fee paid to AccuScreen is reflected as a charge to earnings and is reflected in the Company's accumulated deficit. Casco increased its offer price from the originally accepted amount of $1,600,000 by $350,000 to partially offset the effect of this payment.

         The Board has continued the Company subsequent to the closing with Casco as a shell corporation, while seeking a potential business to enhance shareholder value. On August 18, 1997, the Company entered into an agreement to sell a controlling interest to Michael J. Blumenfeld who intends to have the Company enter into the business of manufacturing and distributing sports equipment to the institutional markets. The transaction with Mr. Blumenfeld is subject to shareholder approval, which will be sought by proxy material filed pursuant to Registration 14A under the Exchange Act.

B        Summary of Significant Accounting Policies

Cash and Cash Equivalents - All highly liquid debt instruments purchased with a maturity of three months or less are classified as cash equivalents.

Inventory - Inventories are stated at the lower of cost (first-in, first-out method) or market.

Revenue Recognition - The Company recognizes revenues at the time Product was shipped. The Company had an arrangement with a customer (Borg Warner Information Systems ("BWIS")) whereby title and risk of loss transferred to the customer upon the transfer of Product from the Company's finished goods inventory into a segregated refrigeration unit on the Company's premises and, accordingly, the Company recognized revenue at the time such Product was transferred. Sales under this arrangement totaled $751,775 during Fiscal 1997 and $1,041,245 during the fiscal year ended June 30, 1996 (`Fiscal 1996"), of which $0 and $660,000 was in the refrigerated storage unit at June 30, 1997 and 1996, respectively.

Depreciation and Amortization - Depreciation and amortization were computed by the straight-line method over the estimated useful lives of the respective assets or the term of the related lease. Estimated useful lives and lease terms ranged from two to seven years. Depreciation and amortization of property was $ 56,733 and $89,620 in Fiscal 1997 and 1996, respectively.

Income taxes - Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (b) operating loss and tax credit carryforwards.

Patents - Patents are amortized over the life of the patent beginning at the time the patent was obtained. Amortization of patents for Fiscal 1997 and 1996 was $1,438 and $1,500, respectively.

Research and Development Costs - Research and development costs consisted mainly of salaries and related employee benefits, purchased materials and services. These costs are charged to operations as incurred.

Restricted Stock Incentive Plan - Shares issued to employees under the plan are recorded at fair market value at the date of the grant and are amortized to compensation expense over a two-year vesting period.

Net Income (Loss) Per Share - Net income (loss) per share has been computed based on the weighted average number of shares outstanding during the year. Stock options and warrants are considered anti-dilutive and have not been considered in the computation.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

Fair Value of Financial Instruments - The amounts reported in the balance sheets for cash and accounts receivables and accounts payable approximated fair value.

Concentration of Credit Risk - The Company was subject to credit risk through receivables. Credit risk with respect to receivables was minimized due to the credit worthiness of its then major customer and the large number of smaller customers, which spread the risk.

Asset Impairment - Assets are reviewed for impairment when a specific event indicats that the carrying value of an asset may not be recoverable and on an annual basis in conjunction with the preparation of the annual report. Recoverability is assessed based on estimates of future cash flows expected to result from the use and eventual disposition of the asset. If the sum of expected undiscounted cash flows is less than the carrying value of the asset, an impairment loss is recognized. The impairment loss is measured as the amount by which the carrying amount of the asset exceeds its estimated fair value. No impairment loss was required for Fiscal 1997 or 1996.

C        Inventory

Inventory at June 30, 1997 and 1996 consisted of the following:

                                            1997                 1996
                                            ----                 ----

Raw Materials                                -                $ 262,858
Work-in-process                              -                  134,911
Finished Goods                               -                   47,460
                                        ------------- ------------------
Total                                        -                $ 445,229
                                        ============= ==================






D        Equipment and Improvements

Equipment and improvements at June 30, 1997 and 1996, which were recorded at cost, consisted of the following:
                                                  1997                1996
                                                  ----                ----

Furniture and fixtures                               $1,506        $    59,746
Leasehold improvements                                  -              176,299
Machinery and equipment                                 -              666,259
                                              --------------      -------------
                                                                       902,304
Less accumulated depreciation
     and amortization                                   -              618,578
                                              --------------      -------------
                                                    $ 1,506        $   283,726
                                              ==============      =============

E        Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses at June 30, 1997 and 1996 consisted of the following:

                                                      1997              1996
                                                      ----              ----

Accounts payable - trade                           $ 22,346          $ 257,878
Accrued payroll and related expenses                 50,000             46,728
Other                                               -                   43,510
                                              ==============     ==============
                                                   $ 72,346          $ 348,116
                                              ==============     ==============


F        Related Party Transactions

In February 1993, the Company obtained a non-revolving, multiple drawdown line of credit from a bank in the amount of $500,000. To enable the Company to obtain such line of credit, John Pappajohn became a guarantor of the Company's borrowings under the demand note and pledged a money market account owned by him in the amount of $500,000, as collateral security for his performance under the guaranty. The Company had granted to Mr. Pappajohn a security interest in its tangible and intangible assets (excluding certain equipment which it is attempting to lease) as collateral in the event the bank called his guarantee. In consideration of his action as such guarantor and pledging his money; market account as foresaid, the Company granted Mr. Pappajohn a warrant expiring February 17, 1998 to purchase 10,000 shares of the Common |Stock at $10.00 per share. The Company also agreed to grant him a warrant to purchase up to 8,000 shares of the Common Stock for each $100,000 as and when drawn by the Company under the line of credit. Each of these warrants would be exercisable for a period of five years from its respective date of grant at $10.00 a share. Mr. Pappajohn was also granted registration rights with respect to the shares of the Common Stock issuable upon exercise of these warrants. Subsequently, the Company borrowed the $500,000. As a result of this borrowing, the Company issued to Mr. Pappajohn additional warrants to purchase 40,000 shares of the Common Stock. After giving effect to the anti-dilution provisions of these warrants, Mr. Pappajohn had received, as consideration for his guaranty and pledge, warrants to purchase as of June 30, 1997 an aggregate of 144,681 shares of the Common stock at an exercise price of $3.46 a share. Such warrants expire in February and March 1998.

Sales to Tepnel Diagnostics, PLC, a United Kingdom company which owns 62,500 shares of the Company's Common Stock was $54,249 and $56,175 in Fiscal years ended June 30, 1997 and 1996 respectively.

 G       Stockholders' Equity

During Fiscal 1993, the Company granted to the holders of record on May 13, 1993 (the "Record Date") of all of its outstanding shares of the Common Stock the nontransferable right (the "Rights") to subscribe for Units at $5.00 per Unit (the "Subscription Price") on the basis of one Unit for every 1.36 shares of the Common Stock owned on the Record Date. Each Unit consisted of one share of the Common Stock and a Redeemable Common Stock Purchase Warrant expiring June 30, 1996 (subsequently extended to December 31, 1996) to purchase one share of the Common Stock at $5.50 per share. These warrants subsequently expired on December 31, 1996, except for the related underwriters' warrants which expire on June 30, 1998. There are 182, 808 of such warrants with an exercise price of $2.28.

The Company has issued options and warrants to directors, officers, employees and others as additional incentives for prior and future services.

On September 22, 1994, the Board of Directors ratified the adoption of the Drug Screening Systems, Inc. Stock Option Plan of 1994 (the "1994 Option Plan") which provides for the granting of non-qualified stock options to purchase up to 500,000 shares of the Common Stock, subject to possible adjustment in the event of stock dividends, stock splits and similar transactions. Pursuant to the 1994 Option Plan, options may be granted to key employees, officers, directors, consultants and advisers of the Company and, if later incorporated, subsidiaries; the options may become exercisable in installments; the exercise price of an option may not necessarily be at the fair market value of the Common Stock at its date of grant; the expiration date of an option may be five to ten years after its date of grant; and there is a provision permitting exercise if there is a "change in control" (which definition does not include a transaction approved by the then current directors). Pursuant to this Plan, options to purchase an aggregate of 270,000 shares of the Common Stock at $0.625 a share were granted on July 29, 1994 and an option to purchase 25,000 shares at $1.375 a share was granted on September 22, 1994 (the prices per share were the fair market values at the dates of respective grants). The exercise price of the option issued on September 22, 1994 was subsequently reduced to $0.625 to reflect a drop in the market price. During its December 1995 meeting, the Board further reduced the exercise price for options granted to active officers and its consultant to $0.25 to reflect an additional drop in the market price. These options are exercisable immediately on the respective date of grant and expire five years from the respective date of grant regardless of the current status with the Company. Options to purchase an aggregate of 50,000 shares of Common Stock at $0.25 were granted on June 16,1997

All options and warrants have been issued with exercise prices equivalent to the market value of the Common Stock at the date of grant except for options granted on June 16, 1997 which were issued at $0.25 and the fair market value at date of grant was $0.17. There were no options granted during the year ended June 30, 1996. As of June 30, 1997, options and warrants to purchase 761,029 shares of the Common Stock were currently exercisable. A summary of the Company's option and warrant activity for the years ended June 30, 1997 and 1996 follows. The following table reflects the anti-dilutive provisions of the options and warrants through August 31, 1997.



                          Warrants Issued     Warrants Issued                                              Options
                            in connection        to Directors         Warrants      Key Employees        issued to
                                     with        Officers and        issued to              Stock     Officers and
                          Rights Offering           Employees    Other Parties        Option Plan        Employees
                          ---------------           ---------    -------------        -----------        ---------

Outstanding June 30, 1995       1,929,024           320,563           387,568            10,346           495,781

Options granted
Options and warrants expired                                         (123,357)                           (189,008)
                               ----------        ----------        ----------        ----------        ----------

Outstanding June 30, 1996       1,929,024           320,563           267,376            10,346           306,773


Options granted                                                                                            50,000
Options and warrants expired   (1,746,216)         (175,882)         (178,836)          (10,346)          (11,773)
                               ----------        ----------        ----------        ----------        ----------

Outstanding June 30, 1997         182,808           144,681            88,540              --             345,000
                               ==========        ==========        ==========        ==========        ==========


Exercise price of
outstanding
options and warrants           $     2.28        $     3.46        $     2.46                         $0.25-$0.62


Effective July 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock-Based Compensation," which requires expanded disclosures of stock-based compensation arrangements with employees. SFAS 123 encourages, but does not require compensation costs to be measured based on the fair value of the equity instrument awarded. It allows the Company to continue to measure compensation cost for these plans using the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). The Company has elected to continue to recognize compensation cost based on the intrinsic value of the equity instrument awarded as promulgated in APB 25. The effect on pro forma net income and pro forma earnings per share would be immaterial if compensation costs were measured based on the fair value of the equity instrument awarded and therefore the disclosure of these amounts has been omitted. The fair value of the options granted during the year ended June 30, 1997 was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions used: risk-free interest rate of 6.38%, expected volatility of 300% and expected life of 5 years.

The Company's Board of Directors is expressly authorized, without shareholder approval, to determine with respect to the Preferred Stock, the preferences, privileges, voting rights and other characteristics set forth in the articles of incorporation. There are no shares of Preferred Stock issued and outstanding.

H        Commitments and Contingencies

The Company leased facilities, which it utilized as its administrative, research and development manufacturing, quality control, warehousing and shipping facilities. The leases, as amended, with an unaffiliated landlord, expired on June 30, 1997. The monthly base rental was $4,712. Rental expenses under these leases was $75,993 and $78,963 in Fiscal 1997 and 1996, respectively.

I        Income Taxes and Net Operating Loss Carryforwards

The tax effects of significant items comprising the Company's net deferred taxes as of June 30, 1997 and 1996 were as follows:

                                                 1997               1996
                                                 ----               ----
Deferred tax assets:
  Property                                   $        -          $     44,000
  Allowance for doubtful accounts                 24,000               20,000
  Vacation  accrual                                   -                 4,000
Operating loss carryforwards                   6,100,000            6,100,000
Valuation allowance                           (6,124,000)          (6,168,000)
                                            =============      ==============
                                                      -                    -
                                            =============      ==============




The change in the valuation allowance for Fiscal 1997 was a decrease of approximately $44,000 as a result of the increase in doubtful accounts for Fiscal 1997, offset by deductions in the property accounts and the vacation accrual.

There was no provision for current income taxes for either Fiscal 1997 or 1996.

The federal and state net operating loss carryforwards of approximately $14,200,000 expire in varying amounts through 2011.

The Company has had numerous transactions in its Common Stock. Such transactions may have resulted in a change in the Company's ownership as defined in the Internal Revenue Code Section 382. Such change may result in an annual limitation on the amount of the Company's taxable income which may be offset with its net operating loss carryforwards. The Company has not evaluated the impact of Section 382, if any, on its ability to utilize its net operation loss carryforwards in future years.

J        Major Customers, Etc.

During Fiscal 1997, sales to BWIS were $751,775 (39% of the gross revenues of the Company), During Fiscal 1996, sales to BWIS accounted for $1,041,245 (49% of the gross revenues of the Company). No other customer accounted for 10% or more of the Company's gross revenues

K        Restrictive Stock Incentive Plan

In February 1990, the Company adopted a Restrictive Stock Incentive Plan, which allows for issuance of up to 75,000 shares of the Common Stock to certain key employees. Provisions of the plan require continued employment and prohibit the sale or transfer of shares issued for two years from the date of the allocation.

As of June 30, 1997, the Company had issued an aggregate of 41,800 shares of the Common Stock under such plan; none were issued in Fiscal 1997 or 1996. These shares were recorded at the fair market value at the date of the stock allocation. The Company records compensation expense for a period of 24 months from the date of the stock allocation.
No compensation expense was recognized in Fiscal 1997 or Fiscal 1996.

As of June 30, 1997, 33,200 shares of the Common Stock were reserved for future issuances under the Restrictive Stock Incentive Plan.

N        Litigation

These is no current litigation involving the Company .

ITEM 8 Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There were none.


                                   PART III

ITEM 9            Directors, Executive Officers, Promoters and Control Persons;
                  Compliance with Section 16(a) of the Exchange Act

Directors

         As of September 1, 1997, the directors of the Company were:

                                                                                   Year First
                                                                                   Became an
Name                        Age     Position with the Company                      Officer
----                        ---     --------------------                           ----------
John Pappajohn              69      President of Equity Dynamics, Inc., a          1991
                                    financial consulting and venture capital
                                    firm

Stephen C. Turner           52      Chief Executive Officer of Oncor, Inc.,        1991
                                    a manufacturer of genetic medical
                                    diagnostics

Jeff  Davidowitz            41      President of Penn Footwear, a company          1994
                                    that manufactures shoes


All directors hold office until the next Annual Meeting of Shareholders of the Company or until their successors have been duly elected and qualified. Each of the current directors was elected at the Annual Meeting of Shareholders on June 16, 1997.

Executive Officers

         As of September 1, 1997, the sole executive officer of the Company was:


                                                                                   Year First
                                                                                   Became an
Name                        Age     Position with the Company                      Officer
----                        ---     -------------------------                      ----------

Patrick J. Brennan, CPA     52      Vice President, Chief Financial                1994
                                    & Accounting Officer and Secretary

         Joseph R. Shaya was hired by the Board on June 1, 1994 as a consultant to the Company to fulfill the duties of Acting President and Chief Executive Officer, reporting directly to the Board, until an officer was engaged to perform such duties as an employee. Mr. Shaya's services were ended on June 27, 1997 after the successful sale to Casco.

         Each executive officer of the Company will serve until the first meeting of the Board of Directors following the next Annual Meeting of Shareholders or until the Board otherwise directs.

Family Relationships

         There are no family relationships among any of the directors or the sole executive officer of the Company.

Business History

         John Pappajohn, a director of the Company since December 1991, has been the President of Equity Dynamics, Inc., a financial consulting and venture capital firm, and the sole owner of Pappajohn Capital Resources, a venture capital firm, since 1969. Mr. Pappajohn is a member of the Board of Directors of the following public companies: Pace Health Systems, Inc., a medical software company; Core Management, Inc. a worker's compensation software company; United Systems Technology, Inc., a municipal software company; BioCryst Pharmaceuticals, Inc., a pharmaceutical company; and, OncorMed, Inc., which is a genetic based cancer screening service.

         Stephen C. Turner, a director of the Company since December 1991, has been, since August 1983, the Chairman of the Board and Chief Executive Officer of Oncor, Inc., a public company which manufactures genetic medical diagnostics, and OncorMed, Inc., a public company which is a genetic based cancer screening service.

         Jeff Davidowitz, a director of the Company since June 22, 1994, has been President of Penn Footwear, a private company that manufactures shoes, since January 1, 1991. Prior to that, he was Vice President of Penn Footwear.

         Patrick J. Brennan, CPA joined the Company on September 27, 1994 as Vice President, Chief Financial Officer, Chief Accounting Officer and Secretary. Prior to that, Mr. Brennan was Chief Financial Officer of Enzymatics, Inc., a Biotech company, from June 1993 until March 1994. Prior to that, he served as Chief Financial Officer for American Film Technologies, Inc. ("AFT"), a film coloring and animation company, from August 1988 until December 1992. In February 1991, Mr. Brennan was elected to the Board of Directors of AFT. Mr. Brennan continued to serve on the Board after his resignation as Chief Financial Officer. In October 1993, AFT filed for bankruptcy under Chapter 11 of the Federal Bankruptcy Code. Mr. Brennan, as well as most directors, resigned upon the acquisition by a new investor. From December 1992 to June 1993 and from March 1994 to September 1994, Mr. Brennan was an independent consultant.

         Messrs. Pappajohn and Turner (as indicated above) are the only directors to serve as a director of another company which has a security registered under Section 12(b) or (g) of the Exchange Act. No director serves as a director of another company which is registered as an investment company under the Investment Company Act of 1940, as amended.

Compliance with Section 16(a) of the Exchange Act

         Based solely on a review of Forms 3 and 4 furnished to the Company under Rule 16a-3(e) promulgated under the Exchange Act with respect to Fiscal 1997, the Company is not aware of any director or officer of the Company who failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Exchange Act during Fiscal 1997 or prior years. The Company is not aware of any beneficial owner of 10% or more of the outstanding shares of the Common Stock, which is the only security of the Company registered under Section 12 of the Exchange Act, other than John Pappajohn who is a director of the Company. See Item 11 to this Report.

ITEM 10  Executive Compensation

Summary Compensation Table

         The following table sets forth summary compensation information during Fiscal 1997, Fiscal 1996 and the fiscal year ended June 30, 1995 awarded to, earned by or paid to the Acting Chief Executive Officer during Fiscal 1997 (until June 27, 1997) and the other executive officer as of June 30, 1997 whose total annual salary and bonuses exceeded $100,000.



                                                Annual Compensation              Long-term
                         Year              ------------------------------       Compensation
      Name and                                                  Other          Awards/Options        All Other
      Principal                                                 Annual             SARS(1)         Compensation
      Position           Year              Salary            Compensation                               $
         (a)             (b)                 (c)                  (d)                (e)
      ---------          ----              ------            ------------      --------------      -------------
Joseph R. Shaya,         1997              180,000               none             25,000               none
Acting President
& CEO                    1996              180,000               none               none               none

                         1995              180,000               none            125,000               none
------------------------------------------------------------------------------------------------------------
Patrick J. Brennan       1997              109,000               none             25,000               None
Vice President,
Chief Financial &        1996              106,917               none               none               None
Accounting Officer,
Secretary                1995               77,600               none             25,000               none


 (1)     Amounts reflect anti-dilution provisions of options.

         The Company has never granted any stock appreciation rights (SARS). There were no long-term incentive plan awards granted in Fiscal 1997. There are no other plans pursuant to which cash or non-cash compensation was paid or distributed during Fiscal 1996 or 1997 or pursuant to which cash or non-cash compensation is proposed to be paid or distributed in the future to the executive officers of the Company in respect to Fiscal 1996 or 1997.

Option/SARS Grants in the Last Fiscal Year.

         There were stock options to purchase an aggregate of 50,000 shares of the Common Stock granted in Fiscal 1997 as indicated in the following table.


                            Number of         Percent of Total
                           Securities        Options Granted to
                       Underlying Options       Employees in         Exercise Price         Expiration
        Name                 Granted            Fiscal Year             $/Share                Date
---------------------- -------------------- --------------------- --------------------- --------------------
Joseph R. Shaya            25,000                   N/A                 $0.25                6/5/02

Patrick J. Brennan         25,000                  100%                 $0.25                6/5/02


Aggregated Option/SAR Exercises during Fiscal 1997 and
Option/SAR Values at June 30, 1997


                                                                                           Value ($) of
                                                                    Number (#) of          Unexercised
                                                                     Unexercised           in-the-Money
                               Shares                                Options/SARs          Options/SARs
                              Acquired              Value          at June 30,1997       at June 30,1997
                                 on               Realized           Exercisable/          Exercisable/
         Name                 Exercise               ($)          Unexerciseable (3)      Unexerciseable
          (a)                    (b)                 (c)                 (d)                   (e)
------------------------ -------------------- ------------------ --------------------- ---------------------
Joseph R. Shaya                 None                None              150,000/0                None
Acting President
& CEO (1)

Patrick J. Brennan,             None                None               50,000/0                None
VP, CFO &
Secretary (2)



(1) Mr. Shaya joined the Company as a consultant on June 1, 1994 and resigned on June 27, 1997.

(2)   Mr. Brennan joined the Company on September 27, 1994.

(3)   These amounts reflect anti-dilution provisions of the options.

 .

Compensation of Directors

         Directors of the Company receive no compensation for their services as directors.

Stock Option Plan of 1994

         On September 22, 1994, the Board of Directors ratified the adoption of the Drug Screening Systems, Inc. Stock Option Plan of 1994 (the "1994 Option Plan") which provides for the granting of non-qualified stock options to purchase up to 500,000 shares of the Common Stock, subject to possible adjustment in the event of stock dividends, stock splits and similar transactions. Pursuant to the 1994 Option Plan, options may be granted to key employees, officers, directors, consultants and advisers of the Company and, if later incorporated, subsidiaries; the options may become exercisable in installments; the exercise price of an option may not necessarily be at the fair market value of the Common Stock at its date of grant; the expiration date of an option may be five to ten years after its date of grant; and there is a provision permitting exercise if there is a "change of control" (which definition does not include a transaction approved by the then current directors).

         Pursuant to the 1994 Option Plan, options to purchase an aggregate of 270,000 shares of the Common Stock at $0.625 a share (the fair market value at the date of grant) were granted on July 29, 1994 and an option to purchase 25,000 shares at $1.375 a share (the fair market value at the date of grant) was granted on September 22, 1994 (subsequently reduced to $.0625 to reflect current market). During its December 1995 meeting, the Board further reduced the exercise price for options granted to active officers and its consultant to $0.25 to reflect an additional drop in the market price. Options to purchase an aggregate of 50,000 shares of the Common Stock at $0.25 a share (the fair market value at the date of grant) were granted on June 16, 1997. These options are exercisable on the respective date of grant and expire five years from the respective date of grant.


  Name of Optionee                  Position with Company                       Number of Shares
  ----------------                  ---------------------                       ----------------

Granted July 29, 1994
Joseph Shaya                        Consultant (resigned 6/27/97)                       125,000
Robert G. Wallace                   Sales Consultant                                     50,000
Stephen C. Turner                   Director                                             25,000
Anthony Ian Newman                  Director                                             25,000
Jeff Davidowitz                     Director                                             25,000
Kenneth S. Carpenter                Vice President (resigned 7/26/96)                    10,000
Jeffrey M. Bachrach                 Consultant                                           10,000

Granted September 22, 1994
Patrick J. Brennan                  Vice President,Chief Financial
                                           Officer and Secretary                         25,000
Granted June 16, 1997
Joseph Shaya                        Consultant (resigned 6/27/97)                        25,000
Patrick J. Brennan                  Vice President,Chief Financial
                                           Officer and Secretary                         25,000


ITEM 11  Security Ownership of Certain Beneficial Owners

(a)      Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information at August 31, 1997, based upon information obtained from the persons named below or, in the case of James A. Gordon and William Davidowitz, based on their filings under the Exchange Act, with respect to the beneficial ownership of shares of the Common Stock, which is the sole voting security of the Company, by each person known by the Company to be the owner of more than 5% of the outstanding shares of the Common Stock:


                                    Number of Shares of
Name and Address of                    Common Stock                 Percent of
Beneficial Owner                    Beneficially Owned              Class(1)
----------------                    ------------------              --------

John Pappajohn (2)                         1,436,408(3)                 31.3%
c/o Pappajohn Capital Resources
2116 Financial Center
Des Moines, Iowa 50309

James A. Gordon                             785,093                    17.7
Edgewater Private Equity Fund L.P.
666 Grand Avenue, Suite 200
Des Moines, Iowa 50309

Jeff Davidowitz(2)                          410,000(4)                  9.2%
c/o JIBS Equities
Line and Grove Streets
PO Box 87
Nanticoke, PA  18634

William Davidowitz                          260,000                     5.8%
PO Box 87
Nanticoke, PA  18634

(1) The percentages are based upon 4,446,017 shares of the Common Stock being outstanding on September 1, 1997 and, where appropriate, effect is given to the exercise of warrants or options as required by Rule 13d-3(d)(1)(i) under the Exchange Act.

(2)  A director of the Company.

(3) Includes an aggregate of 144,681 shares, after giving effect to anti-dilution provisions, subject to warrants expiring February 17, 1998, February 18, 1998. March 11, 1998 and March 30, 1998 granted to Mr. Pappajohn in connection with a loan guaranty and pledge

(4) Reflects 25,000 shares issuable upon exercise of an option expiring August 9, 1999.


(b)      Security Ownership of Management

Set forth below is information with respect to shares of the Common Stock beneficially owned as of August 31, 1997, based upon information obtained from the persons named below, by each director of the Company, by the Acting Chief Executive Officer through June 27, 1997, by the sole executive officer as of June 30, 1997, whose compensation exceeded $100,000 in Fiscal 1997 and by all current directors and executive officers as a group:

Name and Address of                    Amount of Beneficial       Percent of
Beneficial Owner                            Ownership             Class(1)
----------------                            ---------             --------

John Pappajohn(2)                             1,436,408(3)          31.3%
c/o Pappajohn Capital Resources
2116 Financial Center
Des Moines, Iowa  50309

Stephen C. Turner(2)                             26,000(4)           0.6%
c/o Oncor, Inc.
 209 Perry Parkway
Gaithersburg, MD  20877

Jeff Davidowitz(2)                              410,000(4)           9.2%
c/o JIBS Equities
Line and Grove Streets
PO Box 87
Nanticoke, PA  18634

Joseph R. Shaya (5)                             150,000(6)           3.3%
1951 Sage Drive
Golden, CO 80401

Patrick J. Brennan, CPA                          50,000(7)           1.1%
c/o Drug Screening Systems, Inc.
P. O. Box 579
Blackwood, NJ 08012

All Executive Officers and
Directors as a Group (4 persons)              1,922,408             41.2%
---------------

(1)  See Note (1) to the first table in this Item 11 to this Report.

(2)  See Note (2) to the first table in this Item 11 to this Report.

(3)  See Note (3) to the first table in this Item 11 to this Report.

(4) Reflects 25,000 shares issuable upon exercise of an option expiring August 9, 1999.

(5) Mr. Shaya served as a consultant to the Company from June 1, 1994 to June 27, 1997, during which period he served as the Acting President and Chief Executive Officer of the Company.

(6) Reflects 125,000 shares issuable upon exercise of an option expiring August 9, 1999 and 25,000 shares issuable upon exercise of an option expiring June 16, 2002.

(7) Reflects 25,000 shares issuable upon exercise of an option expiring August 9, 1999 and 25,000 shares issuable upon exercise of an option expiring June 16, 2002.



ITEM 12  Certain Relationships and Related Transactions

         Mr. John Pappajohn is the major shareholder and a member of the Board of DSSI Corporation. Mr. Pappajohn has purchased shares of the Common Stock in the private placements and has recently loaned funds to the Company to keep the Company solvent. Mr. Pappajohn has no other transactions of a reportable nature with the Company during Fiscal 1996 and Fiscal 1997.

         Mr. Joseph R. Shaya was hired as a consultant to the Company to perform the duties of Acting President and Chief Executive Officer. Mr. Shaya's compensation for these services are described elsewhere in this Report. Mr. Shaya had no other transactions of a reportable nature with the Company during Fiscal 1996 and Fiscal 1997. Mr. Shaya resigned June 27, 1997.

                                    PART IV

ITEM 13  Exhibits, List and Reports on Form 8-K

(a)      Exhibits

The exhibits listed below which are marked with a footnote reference were filed with a prior registration statement filed under the Securities Act of 1933, as amended or in a periodic report or proxy statement filed under the Exchange Act and are incorporated herein by this reference. The exhibits listed below which are not marked with a footnote reference are filed with this Form 10-KSB.

Number            Exhibit

2 Purchase and Sale Agreement dated March 14, 1997 for the sale of the majority of the Company's assets and business to Casco Standards, Inc. (9)

2(a) Stock Purchase Agreement dated August 18, 1997 with Michael J. Blumenfeld. (10)

3(a)       Copy of Articles of Incorporation of the Company. (1)

3(a)(1) Copy of Certificate of Amendment to Articles of Incorporation of the Company filed on December 29, 1987. (1)

3(a)(2) Copy of Certificate of Amendment to Articles of Incorporation of the Company filed on December 24, 1991. (1)

3(a)(3) Copy of Certificate of Amendment to Articles of Incorporation of the Company filed on May 5, 1993. (2)

3(a)(4) Copy of Certificate of Amendment to Articles of Incorporation of the Company filed June 30, 1997.

3(b)       Copy of By-Laws of the Company. (1)

4(a)       Specimen Certificate of Common Stock, $0.01, par value, of the
           Company. (3)

10(a) Copy of Warrant Agency Agreement dated as of June 4, 1993 between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent. (4)

10(a)(1)   Proof of Redeemable Warrant expiring June 3, 1996 of the Company.
           (4)

10(b)      Form of Underwriter's Unit Purchase Warrant of the Company. (5)

10(b)(1)   Form of Underwriter's Warrant of the Company. (5)

10(c)      Copy of the 1988 Stock Option Plan of the Company. (1)

10(c)(1)   Copy of the 1994 Stock Option Plan of the Company.

10(d)      Copy of Employee Restricted Stock Plan of the Company. (6)

10(e) Copy of Warrant expiring September 30, 1996 of the Company issued to John Pappajohn. (3)

Number            Exhibit

10(e)(1) Copy of Investor's Rights Agreement dated April 30, 1991 between the Company and John Pappajohn. (3)

10(e)(2) Copy of Warrant expiring February 17, 1998 of the Company issued to John Pappajohn. (3)

10(e)(3) Copy of Warrant expiring February 18, 1998 of the Company issued to John Pappajohn. (3)

10(e)(4) Copy of Warrant expiring March 11, 1998 of the Company issued to John Pappajohn. (3)

10(e)(5) Copy of Warrant expiring March 30, 1998 of the Company issued to John Pappajohn. (3)

10(e)(6) Copy of Investor's Rights Agreement dated February 18, 1993 between the Company and John Pappajohn. (3)

10(f) Copy of Warrant expiring February 28, 1997 issued by the Company to Gold & Wachtel. (3)

10(g) Copy of Lease dated May 9, 1988 between the Company, as tenant, and VPR Commerce Center, as landlord. (6)

10(g)(1) Copy of Lease dated December 31, 1989 between the Company, as tenant, and VPR Commerce Center, as landlord. (6)

10(g)(2) Copy of Lease dated February 19, 1992 between the Company, as tenant, and VPR Commerce Center, as landlord. (3)

10(g)(3) Copy of Lease dated March 4, 1993 between the Company, as tenant, and VPR Commerce Center, as landlord. (3)

10(h)      Copies of Independent Laboratory Results and Supplements thereto.
           (6)

10(i) Copy of Exclusive Distributorship, Sale and Service Agency Agreement dated May 12, 1989 between the Company and B.P.S. Guard Services, Inc. ("BPS"). (6)

10(i)(1) Copies of Amendments dated June 5, 1989, July 7, 1989, December 19, 1989 and January 29, 1991 to the foregoing Agreement. (6)

10(I)(2) Copy of Exclusive Distributorship, Sale and Service Agency Agreement dated January 15, 1993 among the Company, BPS and Wells Fargo Investigative Services, Inc. (now Borg Warner Investigative Services, Inc.) restating and amending the Agreement, as previously amended, filed as Exhibits 10(i) and 10(i)(1). (3)

10(I)(3) Copy of Distributorship, Sale and Service Agency Agreement dated May 8, 1995 between the Company and Borg Warmer Information Services, Inc. restating and amending the Agreement as previously amended, filed as Exhibits 10(I), 10(I)(1) and 10(I)(3).

10(I)(4) Copy of the Exclusive Distribution Agreement dated March 5, 1996 between the Company and U. S. Distribution, a division of Baxter Healthcare Corporation. (8)

Number            Exhibit

10(j) Copy of Distribution Agreement dated July 22, 1991 between the Company and Marketing & Trade International, Ltd. (now Intertec, Inc.). (6)

10(k)(1) Copy of security agreement dated January 18, 1993 between the Company and John Pappajohn. (3)

10(k)(2) Copy of security letter agreement dated January 18, 1993 between the Company and John Pappajohn. (3)

10(l) Copy of Promissory Note dated August 18, 1988 of Robert G. Wallace to the Company. (3)

10(l)(1) Copy of Pledge Agreement dated August 18, 1989 by Robert G. Wallace to the Company. (6)

10(l)(2) Copy of Extension Notes dated November 18, 1988 and July 1, 1991 relating to Exhibit 10(l) hereto. (6)

10(l)(3) Copy of Extension Note dated April 8, 1983 relating to Exhibit 10(l) hereto. (3)

10(m) Copy of Employment Agreement dated as of February 1, 1990 between the Company and Ming Sun. (3)

10(n) Copy of Employment Agreement dated as of February 1, 1990 between the Company and Francis R. Pfeiffer. (3)

10(o) Copy of Standby Agreement dated as of June 4, 1993 between the Company and Royce Investment Group, Inc. ("Royce"). (5)

10(o)(1) Copy of Financial Consulting Agreement between the Company and Royce is an exhibit to Exhibit 10(o) hereto.

10(p) Copy of Agreement dated as of April 30, 1993 by and among Tepnel Diagnostics PLC ("Tepnel"), the Company, Gold & Wachtel, as escrow agent, and Milberg Weiss Bershad Specthrie & Lerach. (2)

10(p)(1) Copy of letter dated April 30, 1993 from John Pappajohn and Mary Pappajohn to Tepnel. (3)

10(q) Copy of Exclusive Distribution Agreement dated May 21, 1993 between the Company and Tepnel Diagnostics PLC. (3)

10(r) Copy of the Joint Research and Development Agreement dated May 21, 1993 between the Company and Tepnel Diagnostics PLC. (3)

10(s) Copy of the Exclusive Distribution Agreement dated September 15, 1993 between the Company and Triangle Healthcare Systems, Ltd. (7)

10(t) Copy of Financial Consulting and Employment Agreement dated July 15, 1993 between the Company and Charles Levy. (7)

Number            Exhibit

10(u) Copy of Exclusive License and Distributorship Agreement dated April 21, 1994 between the Company and AccuScreen Labs, Inc.

10(u)(1) Copy of Non-Exclusive Distribution Agreement dated November 11, 1993 between the Company and AccuScreen Labs, Inc.

10(v) Copy of Exclusive Distribution Agreement dated May 3, 1994 between the Company and Rimstar Trading Company.


------------

(1) Filed as an exhibit to the Company's Registration Statement on Form S-18, File No. 33-19770-NY.

(2) Filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993.

(3) Filed as an exhibit to the Company's Registration Statement on Form SB-2, File No. 33- 60176.

(4)        Filed as an exhibit to the Company's Form 8-A dated dune 28, 1993.

(5) Filed as an exhibit to the Company's Current Report on Form 8-K filed on July 12, 1993.

(6) Filed as an exhibit to a Post-Effective Amendment to the Company's Registration Statement on Form S- 18, File No. 33-19770-NY.

(7) Filed as an exhibit to the Company's Annual Report on Form 10- KSB for the year ended June 30, 1993.

(8) Filed as an exhibit to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996.

(9) Filed as an exhibit to the Company's Definitive Proxy Statement for its Annual Meeting held on June 16, 1997.

(10)       Filed as an exhibit to the Company's Form 8-K/A filed on September
           11, 1997.



(b)        Reports on Form 8-K

           Report of Form 8-K dated 8/20/97, amended 9/11/97 to include a copy of stock purchase agreement between DSSI Corporation and Purchaser Michael J. Blumenfeld.

                                  SIGNATURES

In accordance with Sections 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             DRUG SCREENING SYSTEMS, INC.

                             /s/ Patrick J. Brennan
                             ---------------------------------------
                             Vice President, Chief Financial Officer

Dated: September  23, 1997

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature                                   Title                               Date
---------                                   -----                               ----

/s/ John Pappajohn                           Director                           September  23, 1997
----------------------------
John Pappajohn

/s/ Stephen C. Turner                        Director                           September  23, 1997
----------------------------
Stephen C. Turner

/s/ Jeff Davidowitz                          Director                           September  23, 1997
----------------------------
Jeff Davidowitz

/s/ Patrick J. Brennan                       Principal Financial                September 23, 1997
----------------------------                 and Accounting Officer
Patrick J. Brennan

                                  APPENDIX E






                             QUARTERLY REPORT ON
                             FORM 10-QSB FOR THE
                            QUARTERLY PERIOD ENDED
                              SEPTEMBER 30, 1997

                    U.S. Securities and Exchange Commission
                            Washington, D.C. 20549

                                  FORM 10-QSB

[X]      QUARTERLY REPORT UNDER SECTION 3 or 15(d) OF THE
         SECURITIES AND EXCHANGE ACT OF 1934

             for the quarterly period ended September 30, 1997; or


[ ]    TRANSITION REPORT UNDER SECTION 13 or 15(d) OF THE
                      EXCHANGE ACT

       for the transition period from ___________________ to ___________________

                        Commission file number 0-17293



                               DSSI Corporation
--------------------------------------------------------------------------------
       (Exact name of small business issuer as specified in its charter)


             Pennsylvania                                      22-2795073
     ----------------------------                           ----------------
     (State or other jurisdiction                           (I.R.S. Employer
   of incorporation or organization)                       Identification No.)

                    P. O. Box 1570, West Chester, PA 19380
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

                                (610) 696-3479
--------------------------------------------------------------------------------
                          (Issuer's telephone number)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 5(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No
                                                                  ---   ---

On September 30, 1997, there were 4,446,017 shares of the issuer's Common Stock, $0.01 par value, outstanding.

                               DSSI Corporation

                                     INDEX


                                                                    Page
                                                                    ----

Part I - Financial Information

Item 1 - Financial Statements                                         3

Item 2 - Management's Discussion and Analysis                         9
         or Plan of Operation



Part II - Other Information

Item 1 - Legal Proceedings                                            9

Item 2 - Changes in Securities                                        9

Item 3 - Defaults Upon Senior Securities                              9

Item 4 - Submission of Matters to a Vote of Security Holders          9

Item 5 - Other Information                                            10

Item 6 - Exhibits and Reports on Form 8-K                             10

                        PART I - FINANCIAL INFORMATION


Item 1. Financial Statements.

The accompanying unaudited condensed financial statements of DSSI Corporation (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-QSB and Item 310 of Regulation S-B of the Securities and Exchange Commission. Accordingly, the financial statements do not include all of the information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three months ended September 30, 1997 are not necessarily indicative of the results that may be expected for the year ending June 30, 1998 ("Fiscal 1998"). The accompanying condensed financial statements and notes thereto should be read in conjunction with the Company's Annual Report on Form 10-KSB (the "Annual Report") for the year ended June 30, 1997 ("Fiscal 1997").



                                                                        Page
                                                                        -----
Index to Financial Statements


Balance Sheets at September 30, 1997 (unaudited) and June 30, 1997         4

Statements of Operations and Accumulated Deficit (unaudited) for the
         three months ended September 30, 1997 and 1996                    5

Statement of Cash Flows (unaudited) for the three months ended
         September 30, 1997 and 1996                                       6

Notes to Financial Statements                                              7

DSSI Corporation
 Balance Sheets, September 30, 1997 (Unaudited) and June 30, 1997


                                                                                      September 30,             June 30,
                                                                                           1997                   1997
                                                                                   -----------------      -----------------
 Assets
 Current Assets:
   Cash  and cash equivalents                                                     $         606,203       $        801,979

   Accounts receivable, net of allowance of $50,000 at September 30, 1997 and $60,000 at June 30, 1997
                                                                                              4,411                 53,073
  Receivable from purchase holdback
                                                                                            156,000                160,000
   Prepaid expenses and other
                                                                                             19,912                 42,044
                                                                                   -----------------      -----------------
 Total Current Assets
                                                                                            786,526              1,057,096

 Equipment and improvements, net
                                                                                              1,380                  1,506

 Other Assets:
   Deposits
                                                                                                150                  8,585
                                                                                   -----------------      -----------------
 Total Assets                                                                       $       788,056       $      1,067,187
                                                                                   =================      =================



 Liabilities and Stockholders' Equity
 Current Liabilities:
   Current maturities of long-term debt and capital leases                           $       10,388       $        233,213
   Accounts payable and accrued expenses
                                                                                             55,735                 72,346
                                                                                   -----------------      -----------------
      Total Current  Liabilities
                                                                                             66,123                305,559

 Commitments and contingencies
                                                                                                  -                      -

 Stockholders' Equity
   Class "A" preferred stock, $0.01 par value; 2,000
      shares authorized; none issued
                                                                                                  -                      -
   Common stock, $0.01 par value; 20,000,000
      shares authorized; 4,446,017 shares at September 30, 1997 and
       June 30, 1997 issued and outstanding
                                                                                             44,460                 44,460
   Additional paid-in-capital
                                                                                         15,118,555             15,118,555
   Accumulated deficit
                                                                                        (14,441,082)           (14,401,387)
                                                                                   -----------------      -----------------
      Total Stockholders' Equity
                                                                                            721,933                761,628
                                                                                   -----------------      -----------------

 Total Liabilities and Stockholders' Equity                                        $        788,056       $      1,067,187
                                                                                   =================      =================

 See notes to financial statements

DSSI Corporation

 Statements of Operations and Accumulated Deficit (unaudited) For Three Months ended September 30, 1997 and 1996


                                                   Three Months ended September 30,
                                                         1997               1996
                                                        ------             ------
 Revenues                                          $         7,061     $       595,620
 Cost of sales                                                                 347,688
                                                   -----------------  -----------------

 Gross profit
                                                             7,061             247,932

 Operating expenses:
   Research and development
                                                                                98,368
   Selling, general and administrative
                                                            46,756             311,533
                                                   -----------------  -----------------
                                                            46,756             409,901
                                                   -----------------  -----------------
 Net loss
                                                           (39,695)           (161,969)

 Accumulated deficit - beginning of period         $   (14,401,387)   $    (14,443,208)
                                                   -----------------  -----------------
                                                   $   (14,441,082)   $    (14,605,177)
                                                   =================  =================
Net loss per share                                 $         (0.01)   $          (0.04)
                                                   =================  =================

 Weighted average number of shares
   outstanding                                           4,466,017           4,266,017
                                                   =================  =================














 See notes to financial statements

DSSI Corporation
Statements of Cash Flows for the Three Months (Unaudited)
Ended September 30, 1997 and 1996

                                                                                Three Months ended September 30,
                                                                                ---------------------------------
                                                                                   1997                   1996
                                                                                  ------                 ------
Cash flows from operating activities:
      Net loss
                                                                                  (39,695)               (161,969)
      Adjustments to reconcile net loss to net cash
      used
           Depreciation and amortization
                                                                                      126                  16,909
           Gain on sale of equipment held for sale
           Decrease (increase) in
           assets:
                Accounts receivable
                                                                                   48,662                  80,966
                Receivable from holdback
                                                                                    4,000
                Inventory
                                                                                        -                  70,343
                Prepaid expenses and other
                                                                                   22,132                 (51,627)
           Increase (decrease) in liabilities:
                Accounts payable and accrued expenses
                                                                                  (16,611)                 23,036
                                                                              ------------          --------------
Net cash provided by (used in) operating activities
                                                                                   18,614                 (22,342)
Cash flows from investing activities:
      Expenditures for equipment and improvements
                                                                                                          (14,631)
      Recovery of deposits
                                                                                    8,435
                                                                              ------------          --------------
Net cash provided by (used in) investing activities
                                                                                    8,435                 (14,631)

Cash flows from financing activities:
      Proceeds from non-bank financing
                                                                                        -                  95,258
      Principal payments on debt and capital leases
                                                                                 (222,825)                (74,900)
Net cash provided by financing activities                                        (222,825)                 20,358
                                                                              ------------          --------------
Net decrease in cash and cash equivalents
                                                                                 (195,776)                (16,615)

Cash and cash equivalents:
      Beginning of period
                                                                                  801,979                  91,807
                                                                              ------------          --------------
      End of period                                                            $  606,203           $      75,192
                                                                              ============          ==============
Supplemental disclosure of cash flow information:
      Cash paid during the period for interest                                 $      574           $         782
                                                                              ============          ==============


See notes to financial statements

DSSI CORPORATION
Notes to Financial Statements
For the Three Months Ended September 30, 1997 and 1996

A.   Basis of Presentation

         As a result of the net losses aggregating $15,070,555 from inception through March 31, 1997, the Company's cash flows from operating activities had been negative. Accordingly, the Company had been required to finance its operations and research and development program primarily through proceeds received from its initial public offering in May 1988, the exercise of warrants thereafter and subsequent securities offerings, including the sale of shares of the Common Stock through a rights offering in June and July, 1993. The directors and other beneficial owners financed the Company from November 1994 until Fiscal 1997 with two private placements which resulted in aggregate gross proceeds of $825,000 and subsequent secured loans in principal amounts totaling $245,000. Total equity raised by the Company since inception is $15,113,015.

                  During Fiscal 1997, the Board unanimously approved the sale of substantially all of the assets to Casco Standards, Inc. ("Casco"). Effective June 16, 1997, Casco acquired the Company's inventory, capital equipment (except for leasehold improvements) and intellectual property. Casco also acquired the right to do business as Drug Screening Systems, Inc. Casco paid $1,908,635 plus a payment for an agreed-upon inventory build-up of the products. Sybron International Corporation ("Sybron"), Casco's ultimate parent, reported revenues of $674.5 million and net income of $57.6 million for its fiscal year ended September 30, 1996. Casco did not purchase the accounts receivable of the Company. As part of the agreement, Casco agreed to use its best efforts at collecting cash receipts for the Company. As of September 30, 1997, substantially all unreserved accounts receivable have been collected. As a condition of the agreement, the Company manufactured specific quantities of finished goods to have a six-month supply on hand for Casco.


         In April 1994, the Company, under the previous management, entered into an exclusive license and distributorship agreement with AccuScreen Labs, Inc. ("AccuScreen"). The Company granted AccuScreen the license to sell or distribute the Company's drug screening panel to direct marketing purchasers or to retailers in the United States. The license was for a term of five years and six months from the date permission from the Food and Drug Administration (the "FDA") to market the tests to direct marketing purchasers or to retailers was obtained. AccuScreen has invested funds in the efforts to prepare for the appropriate filings with the FDA, but, as of June 16, 1997, had not submitted a filing. Casco determined that it did not want to accept the assignment of the AccuScreen agreement and discussions among Casco, AccuScreen and the Company resulted in a termination agreement whereby the Company paid AccuScreen the sum of $600,000 upon closing of the Casco purchase. The termination fee paid to AccuScreen was reflected as a charge to earnings in Fiscal 1997 and is reflected in the Company's accumulated deficit. Casco increased its offer price from the originally accepted amount of $1,600,000 as adjusted for asset fluctuations by $350,000 to partially offset the effect of this payment.

     The Board continued the Company subsequent to the closing with Casco as a shell corporation, while seeking a potential business to enhance shareholder value. On August 18, 1997, the Company entered into an agreement to sell a controlling interest to Michael J. Blumenfeld who intends to have the Company enter into the business of distributing sports equipment to the institutional markets. Under this agreement, Mr. Blumenfeld will purchase 10,000,000 shares of the Common Stock of the Company for $2,000,000. In addition, current directors and a beneficial owner, or their designees will purchase 1,500,000 shares for $300,000. Upon completion of the transaction, the Company will change its name to Collegiate Pacific, Inc. and purchase the assets Mr. Blumenfeld has acquired in starting the operation. The transaction with Mr. Blumenfeld is subject to shareholder approval, which will be sought by proxy material filed pursuant to Section 14(a) of The Securities and Exchange Act.

B. Revenue Recognition

During Fiscal 1997, the Company recognized revenues at the time Product was shipped. The Company had an arrangement with a customer whereby title and risk of loss transfers to the customer upon transfer of Product from the Company's finished goods inventory into a segregated refrigeration unit on the Company's premises and, accordingly, the Company recognized revenues at the time such Product was transferred. Sales under this arrangement totaled $248,928 during the first three months of Fiscal 1997. There were no sales during the first three months of Fiscal 1998.

C.   Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses at September 30, 1997 and June 30, 1996 consist of the following:

                                       September 30          June 30
                                       ------------          -------

Accounts payable - trade                 $ 38,510            $ 22,346
Accrued expenses                           17.225              50,000
                                         --------            --------
                                         $ 55,735            $ 72,346
                                         ========            ========

D.   Income Taxes

The tax effects of significant items comprising the Company's net deferred taxes as of September 30, 1997 were as follows:

Deferred Tax Assets:
Allowance for doubtful accounts               $    20,000
Operating loss carryforwards                    6,200,000
Valuation allowance                            (6,220,000)
                                              -----------
                                              $         -
                                              ===========

There was a decrease of $4,000 in the valuation allowance in the three months ended September 30, 1997.

There was no provision for current income taxes for either the first three months of Fiscal 1998 or 1997.


Item 2. Management's Discussion and Analysis or Plan of Operation.

The Company sold its business during the fourth quarter of Fiscal 1997, and since then has had no operations. The Company's only revenue in the first three months of Fiscal 1998 is interest income on its cash & cash equivalents and its expenses consist of maintaining the corporate shell in good standing.

Liquidity and Capital Resources

As of September 30, 1997, the Company had working capital of $720,403 and a cash balance of $606,203. This position should allow the Company to successfully complete the sale of the controlling interest in the Company to Michael J. Blumenfeld as further explained in the Basis of Presentation footnote to the Financial Statements.



                          PART II - OTHER INFORMATION


Item 1. Legal Proceeding

None


Item 2. Changes in Securities

None


Item 3. Defaults Upon Senior Securities

None


Item 4. Submission of Matters to a Vote of Security Holders

None

Item 5. Other Information

None

Item 6. Exhibits and Reports on Form 8-K

(a)  Exhibits.

     None

 (b) Reports on Form 8-K.

         A Form 8-K was filed on August 27, 1997 and Amended September 11, 1997 to include a copy of the Stock Purchase Agreement, describing the sale of the controlling interest in the Company to Michael J. Blumenfeld.



                                  SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.




                                        DSSI CORPORATION



                                        /s/ Patrick J. Brennan
                                        --------------------------------------
                                        Patrick J. Brennan, Vice President and
                                        Chief Financial Officer
Date:    November 11, 1997

PROXY

                                DSSI CORPORATIOND
                      P.O. Box 1570, West Chester, PA 19380

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 17, 1998


     The undersigned hereby appoints Jeff Davidowitz and John Pappajohn, or either of them, as Proxy or Proxies of the undersigned with full power of substitution or revocation to attend and to represent the undersigned at the Special Meeting of Shareholders of DSSI Corporation (the "Company") to be held on February 17, 1998, and at any adjournments thereof, and to vote thereat the number of shares of Common Stock, $0.01 par value (the "Common Stock"), of the Company the undersigned would be entitled to vote if personally present, in accordance with the directions indicated below.


     PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE.

     Authorize the Company to enter the business of distributing sports equipment, which action will be effected through: (1) the sale of 10,000,000 shares of the Common Stock to Michael J. Blumenfeld at $.20 per share or an aggregate purchase price of $2,000,000 and (2) the sale by Mr. Blumenfeld to the Company, at cost, of the assets (including corporate name) of College Pacific Inc. f/k/a Nitro Sports Inc.:

     |_| FOR                  |_| AGAINST                  |_| ABSTAIN

     Authorize the change of name of the Company from DSSI Corporation to Collegiate Pacific Inc., but only if the prior proposal is approved and the sale to Mr. Blumenfeld is consummated.

     |_| FOR                  |_| AGAINST                  |_| ABSTAIN

     If no specification is made, this proxy will be voted FOR the Proposals listed above.




Name:________________________________________

     ----------------------------------------

                                            Please sign exactly as name appears
                                            above. For joint accounts, each
                                            joint owner must sign. Please give
                                            full title if signing in a
                                            representative capacity.

                                            Please check if you plan to attend
                                            this Special Meeting   |_|